--------------------------------------------------------------------------------
[BEAR STEARNS LOGO]           September 24, 2004            [MERRILL LYNCH LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                              --------------------

                                 $1,147,860,000
                                  (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

                              --------------------

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        NATIONWIDE LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS

                              --------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 INITIAL                                                              PRINCIPAL /     ASSUMED FINAL
               APPROX. SIZE    PASS-THROUGH           RATINGS          SUBORDINATION       WAL      NOTIONAL WINDOW   DISTRIBUTION
    CLASS      (FACE) (1)(3)       RATE        (MOODY'S/FITCH/DBRS)        LEVELS        (YRS.)(2)     (MO.) (2)         DATE(2)
------------------------------------------------------------------------------------------------------------------------------------

     A-1        $108,000,000                      Aaa / AAA / AAA          12.750%        2.95            1-57          7/11/09
------------------------------------------------------------------------------------------------------------------------------------
     A-2        $157,000,000                      Aaa / AAA / AAA          12.750%        5.19           57-73         11/11/10
------------------------------------------------------------------------------------------------------------------------------------
     A-3        $135,000,000                      Aaa / AAA / AAA          12.750%        6.69           73-87          1/11/12
------------------------------------------------------------------------------------------------------------------------------------
     A-4         $97,000,000                      Aaa / AAA / AAA          12.750%        8.49           87-110        12/11/13
------------------------------------------------------------------------------------------------------------------------------------
     A-5        $591,596,000                      Aaa / AAA / AAA          12.750%        9.72          110-119         9/11/14
------------------------------------------------------------------------------------------------------------------------------------
     X-2      $1,208,110,000                      Aaa / AAA / AAA              n/a        5.86           12-96         10/11/12
------------------------------------------------------------------------------------------------------------------------------------
      B          $29,632,000                       Aa2 / AA / AA           10.375%        9.90          119-120        10/11/14
------------------------------------------------------------------------------------------------------------------------------------
      C           $9,357,000                   Aa3 / AA- / AA (low)         9.625%        9.98          120-120        10/11/14
------------------------------------------------------------------------------------------------------------------------------------
      D          $20,275,000                        A2 / A / A              8.000%        9.98          120-120        10/11/14
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

(3)  Notional amount for the X-2 class. BEAR, STEARNS & CO. INC. MERRILL LYNCH &
     CO. Co-Lead and Joint Bookrunning Manager Co-Lead and Joint Bookrunning
     Manager MORGAN STANLEY WELLS FARGO BROKERAGE SERVICES, LLC

BEAR, STEARNS & CO. INC.                            MERRILL LYNCH & CO.

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

MORGAN STANLEY                              WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                           CO-MANAGER

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

TRANSACTION FEATURES

o    Sellers:

-----------------------------------------------------------------------------------------
                                                NO. OF       CUT-OFF DATE
                   SELLERS                       LOANS       BALANCE ($)      % OF POOL
-----------------------------------------------------------------------------------------

Bear Stearns Commercial Mortgage, Inc.             25          522,658,631        41.9
Prudential Mortgage Capital Funding, LLC           33          337,884,230        27.1
Wells Fargo Bank, National Association             63          326,679,308        26.2
Nationwide Life Insurance Company                  10           60,452,472        4.8
-----------------------------------------------------------------------------------------
TOTAL:                                            131        1,247,674,641       100.0%
-----------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $9,524,234

     o    Largest Mortgage Loan by Cut-off Date Balance: $74,000,000

     o    Five largest and ten largest loans: 22.2% and 35.6% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.63x

     o    Weighted average cut-off date loan-to-value ratio of 67.2%; weighted average balloon loan-to-value ratio of 54.5%

o    Property Types:

Manufactured Housing Community          2.2%

Self-Storage                            2.9%

Hospitality                             4.8%

Multifamily                             5.6%

Industrial                              8.2%

Ground Leased Land                      2.0%

Mixed Use                               0.9%

Other                                   0.8%

Retail                                 39.4%

Office                                 33.1%

o    Call Protection:

     o    66.8% of the pool (83 loans) has a lockout period ranging from 24 to
          49 payments from origination, then defeasance provisions.

     o    21.2% of the pool (17 loans) has a lockout period ranging from 23 to
          47 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    6.7% of the pool (27 loans) has a lockout period of 27 payments or more from origination, then either yield maintenance or defeasance.

     o    1.3% of the pool (3 loans) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance.

     o    4.0% of the pool (1 loan) has a lockout period of 37 payments, then provides for defeasance with U.S. Government Securities followed by yield maintenance, or prepayment premium as described in the Footnotes
          To Appendix B in the Prospectus Supplement.

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        2

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

OFFERED CERTIFICATES

---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                              PRINCIPAL       ASSUMED
             BALANCE OR                                                  AVERAGE      /NOTIONAL        FINAL         INITIAL
              NOTIONAL       SUBORDINATION           RATINGS              LIFE         WINDOW      DISTRIBUTION    PASS-THROUGH
  CLASS     AMOUNT(1)(6)        LEVELS        (MOODY'S/FITCH/DBRS)      (YRS.)(2)     (MOS.)(2)       DATE(2)        RATE(3)
---------------------------------------------------------------------------------------------------------------------------------

A-1          $108,000,000       12.750%          Aaa / AAA / AAA             2.95        1-57         7/11/09
---------------------------------------------------------------------------------------------------------------------------------
A-2          $157,000,000       12.750%          Aaa / AAA / AAA             5.19        57-73       11/11/10
---------------------------------------------------------------------------------------------------------------------------------
A-3          $135,000,000       12.750%          Aaa / AAA / AAA             6.69        73-87        1/11/12
---------------------------------------------------------------------------------------------------------------------------------
A-4           $97,000,000       12.750%          Aaa / AAA / AAA             8.49       87-110       12/11/13
---------------------------------------------------------------------------------------------------------------------------------
A-5          $591,596,000       12.750%          Aaa / AAA / AAA             9.72       110-119       9/11/14
---------------------------------------------------------------------------------------------------------------------------------
X-2        $1,208,110,000           n/a          Aaa / AAA / AAA             5.86        12-96       10/11/12
---------------------------------------------------------------------------------------------------------------------------------
B             $29,632,000       10.375%           Aa2 / AA / AA              9.90       119-120      10/11/14
---------------------------------------------------------------------------------------------------------------------------------
C              $9,357,000        9.625%       Aa3 / AA- / AA (low)           9.98       120-120      10/11/14
---------------------------------------------------------------------------------------------------------------------------------
D             $20,275,000        8.000%            A2 / A / A                9.98       120-120      10/11/14
---------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (4)

---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                               PRINCIPAL /    ASSUMED         INITIAL
             BALANCE OR                                                    AVERAGE      NOTIONAL       FINAL        PASS-THROUGH
              NOTIONAL       SUBORDINATION           RATINGS                LIFE         WINDOW     DISTRIBUTION      RATE(3)
  CLASS     AMOUNT(1) (5)       LEVELS          (MOODY'S/FITCH/DBRS)      (YRS.)(2)    (MOS.) (2)      DATE(2)
---------------------------------------------------------------------------------------------------------------------------------
X-1        $1,247,674,641           n/a           Aaa / AAA / AAA             8.43        1-238        8/11/24
---------------------------------------------------------------------------------------------------------------------------------
E             $14,037,000        6.875%          A3 / A- / A (low)            9.98      120-120       10/11/14
---------------------------------------------------------------------------------------------------------------------------------
F             $15,595,000        5.625%       Baa1/ BBB+ / BBB (high)        10.49      120-141        7/11/16
---------------------------------------------------------------------------------------------------------------------------------
G              $9,358,000        4.875%           Baa2 / BBB / BBB           12.57      141-161        3/11/18
---------------------------------------------------------------------------------------------------------------------------------
H             $18,715,000        3.375%       Baa3 / BBB- / BBB (low)        14.28      161-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
J              $4,679,000        3.000%        Ba1 / BB+ / BB (high)         14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
K              $4,679,000        2.625%            Ba2 / BB / BB             14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
L              $6,238,000        2.125%         Ba3 / BB- / BB (low)         14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
M              $4,679,000        1.750%          B1 / B+ / B (high)          14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
N              $4,679,000        1.375%              B2 / B / B              14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
P              $3,119,000        1.125%          B3 / B- / B (low)           14.48      174-174        4/11/19
---------------------------------------------------------------------------------------------------------------------------------
Q             $14,036,641        0.000%             NR / NR / NR             16.48      174-238        8/11/24
---------------------------------------------------------------------------------------------------------------------------------

Notes:      (1)  Subject to a permitted variance of plus or minus 5%.
            (2)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
            (3)  The Class A-1, A-2, A-3, A-4, A-5, B, C, D, E, F, G, H, J, K,
                 L, M, N, P and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii)
                 a rate equal to the weighted average net mortgage rate or (iv)
                 a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
            (4)  Certificates to be offered privately pursuant to Rule 144A.
            (5)  The Class X-1 Notional Amount is equal to the sum of all
                 Certificate Balances outstanding from time to time.
            (6)  The Class X-2 Notional Amount is as described herein.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        3

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

I.  ISSUE CHARACTERISTICS

Issue Type:                       Public: Classes A-1, A-2, A-3, A-4, A-5, X-2,
                                  B, C and D (the "Offered Certificates").
                                  Private (Rule 144A): Classes X-1, E, F, G, H,
                                  J, K, L, M, N, P and Q.

Securities Offered:               $1,147,860,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including eight
                                  principal and interest classes (Classes A-1,
                                  A-2, A-3, A-4, A-5, B, C and D) and one
                                  interest only class (Class X-2).

Mortgage Loan Sellers:            Bear Stearns Commercial Mortgage, Inc.
                                  ("BSCMI"); Prudential Mortgage Capital
                                  Funding, LLC ("PMCF"); Wells Fargo Bank,
                                  National Association ("WFB"); and Nationwide
                                  Life Insurance Company ("NLIC");

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Merrill Lynch,
                                  Pierce, Fenner & Smith Incorporated

Co-Managers:                      Wells Fargo Brokerage Services, LLC and Morgan
                                  Stanley & Co. Incorporated

Master Servicers: (1)             Prudential Asset Resources, Inc. (with respect
                                  to the mortgage loans sold by PMCF) Wells
                                  Fargo Bank, National Association (with respect
                                  to the mortgage loans sold by BSCMI, WFB and
                                  NLIC)

Special Servicer: (1)             Midland Loan Services, Inc.

Certificate Administrator:        Wells Fargo Bank, National Association

Trustee:                          LaSalle Bank National Association

Fiscal Agent:                     ABN AMRO Bank N.V.

Cut-Off Date:                     October 1, 2004 (2)

Expected Closing Date:            On or about October 19, 2004.

Distribution Dates:               The 11th of each month, commencing in November
                                  2004 (or if the 11th is not a business day,
                                  the next succeeding business day).

Minimum Denominations:            $25,000 for the Class A-1, A-2,
                                  A-3, A-4 and A-5 Offered Certificates,
                                  $100,000 for the Class B, C and D Offered
                                  Certificates, and notional amounts of $1
                                  million for the Class X-2 Offered
                                  Certificates, all in multiples of $1.

Delivery:                         DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:               Classes A-1, A-2, A-3, A-4, A-5, X-2, B, C and
                                  D are expected to be ERISA eligible. No Class
                                  of Certificates is SMMEA eligible.

Rating Agencies:                  The Offered Certificates will be rated by
                                  Moody's Investors Service, Inc., Fitch, Inc.
                                  and Dominion Bond Rating Services, Inc..

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS.

(1) The Lincoln Square Loan and the World Apparel Center Loan are principally serviced and administered under separate pooling and servicing agreements relating to the BSCMSI 2004-PWR4 and JPMCC 2004-LN2 securitizations, respectively. See "Summary of Split Loan Structures" below.

(2) The Cut-Off Date is October 1, 2004 with respect to all Mortgage Loans except for seven Mortgage Loans which have payment dates other than the 1st of the month. Those Mortgage Loans' Cut-Off Dates are their respective payment date in October 2004.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-2, A-3, A-4, A-5, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or
(iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of mortgage loans.

IO STRUCTURE:

Month     0    12   24   36   48   60   72   84   96   Maturity

Class A-1      Aaa/AAA/AAA                                  $108.0MM
Class A-2      Aaa/AAA/AAA                                  $157.0MM
Class A-3      Aaa/AAA/AAA                                  $135.0MM
Class A-4      Aaa/AAA/AAA                                   $97.0MM
Class A-5      Aaa/AAA/AAA                                  $591.6MM
Class B        Aa2/AA/AA                                     $29.6MM
Class C        Aa3/AA-/AA(low)                                $9.4MM
Class D        A2/A/A                                        $20.3MM
Class E        A3/A-/A(low)                                  $14.0MM
Class F        Baa1/BBB+/BBB(high)                           $15.6MM
Class G        Baa2/BBB/BBB                                   $9.4MM
Class H        Baa3/BBB-/BBB(low)                            $18.7MM
Class J        Ba1/BB+/BB(high)                               $4.7MM
Class K        Ba2/BB/BB                                      $4.7MM
Class L        Ba3/BB-/BB(low)                                $6.2MM
Classes M-Q    B1/B+/B(high) to NR                           $26.5MM

[ ] X-1 + X-2 IO Strip        [ ] X-1 Notional         [ ] X-2 Notional

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o     during the period from the Closing Date through and including the
      Distribution Date occurring in October 2005, the sum of (a) the lesser of
      $94,949,000 and the Certificate Balance of the Class A-1 Certificates
      outstanding from time to time and (b) the aggregate of the Certificate
      Balances of the Class A-2 Class A-3, Class A-4, Class A-5, Class B, Class
      C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, and
      Class L Certificates outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2005 through and including the Distribution Date occurring in October
      2006, the sum of (a) the lesser of $36,063,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class
      A-4, Class A-5, Class B, Class C, Class D, Class E, Class F, Class G,
      Class H, Class J, Class K, and Class L Certificates outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2006 through and including the Distribution Date occurring in October
      2007, the sum of (a) the lesser of $131,883,000 and the Certificate
      Balance of the Class A-2 Certificates outstanding from time to time and
      (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4,
      Class A-5, Class B, Class C, Class D, Class E, Class F, and Class G
      Certificates outstanding from time to time, and (c) the lesser of
      $12,498,000 and the Certificate Balance of the Class H Certificates
      outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2007 through and including the Distribution Date occurring in October
      2008, the sum of (a) the lesser of $73,349,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class
      A-5, Class B, Class C, Class D, and Class E Certificates outstanding from time to time and (c) the lesser of $14,870,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2008 through and including the Distribution Date occurring in October
      2009, the sum of (a) the lesser of $59,203,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-4, Class A-5, Class
      B, Class C, and Class D Certificates outstanding from time to time and (c)
      the lesser of $8,342,000 and the Certificate Balance of the Class E
      Certificates outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2009 through and including the Distribution Date occurring in October
      2010, the sum of (a) the lesser of $10,506,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time, (b the
      Certificate Balance of the Class A-4, Class A-5, Class B, and Class C
      Certificates outstanding from time to time and (c) the lesser of
      $11,296,000 and the Certificate Balance of the Class D Certificates
      outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2010 through and including the Distribution Date occurring in October
      2011, the sum of (a) the lesser of $557,594,000 and the Certificate
      Balance of the Class A-5, Certificates outstanding from time to time, (b)
      the Certificate Balance of the Class B Certificates outstanding from time to time and (c) the lesser of $5,429,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

o     during the period following the Distribution Date occurring in October
      2011 through and including the Distribution Date occurring in October
      2012, the sum of (a) the lesser of $514,926,000 and the Certificate
      Balance of the Class A-5, Certificates outstanding from time to time and
      (b) the lesser of $22,432,000 and the Certificate Balance of the Class B
      Certificates outstanding from time to time; and

o     following the Distribution Date occurring in October 2012, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

III. COLLATERAL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
--------------------------------------------------
                     NO. OF    AGGREGATE
                    MORTGAGE  CUT-OFF DATE  % OF
                      LOANS    BALANCE ($)  POOL
--------------------------------------------------
993,634 - 2,000,000      19     28,225,696    2.3
2,000,001 - 3,000,000    21     53,348,724    4.3
3,000,001 - 5,000,000    26     98,777,027    7.9
5,000,001 - 7,000,000    16     98,602,956    7.9
7,000,001 - 9,000,000    10     78,725,558    6.3
9,000,001 - 11,000,000    5     49,119,276    3.9
11,000,001 - 13,000,000   2     23,967,987    1.9
13,000,001 - 15,000,000  11    155,725,774   12.5
15,000,001 - 17,000,000   3     47,548,105    3.8
17,000,001 - 19,000,000   3     54,010,908    4.3
19,000,001 - 21,000,000   1     20,380,887    1.6
21,000,001 - 31,000,000   6    150,229,099   12.0
31,000,001 - 41,000,000   2     70,292,202    5.6
41,000,001 - 61,000,000   5    244,720,442   19.6
61,000,001 - 74,000,000   1     74,000,000    5.9
--------------------------------------------------
TOTAL:                  131  1,247,674,641  100.0
--------------------------------------------------
Min: 993,634   Max: 74,000,000 Average: 9,524,234
--------------------------------------------------

STATE
--------------------------------------------------
                    NO. OF    AGGREGATE
                   MORTGAGE  CUT-OFF DATE  % OF
                  PROPERTIES BALANCE ($)   POOL
--------------------------------------------------
California           32     240,146,149     19.2
Southern
  California         13     143,283,119     11.5
Northern
  California         19      96,863,030      7.8
Virginia              2     100,056,322      8.0
New Jersey            9      87,791,614      7.0
New York              5      75,545,117      6.1
Ohio                  6      65,358,393      5.2
North Carolina        6      64,227,045      5.1
Maryland              2      59,113,011      4.7
Kentucky              1      54,795,000      4.4
District of Columbia  1      49,936,265      4.0
Texas                12      47,244,723      3.8
Other                70     403,461,003     32.3
--------------------------------------------------
TOTAL:              146   1,247,674,641    100.0
--------------------------------------------------

PROPERTY TYPE
--------------------------------------------------
                    NO. OF    AGGREGATE
                   MORTGAGE  CUT-OFF DATE   % OF
                  PROPERTIES BALANCE ($)    POOL
--------------------------------------------------
Retail               51      491,927,902     39.4
Office               26      413,545,161     33.1
Industrial           22      102,602,007      8.2
Multifamily          14       70,351,891      5.6
Hospitality           8       59,672,757      4.8
Self-Storage         10       35,989,051      2.9
Manufactured
  Housing Community   6       27,827,721      2.2
Ground Leased
  Land                3       24,487,651      2.0
Mixed Use             4       11,074,792      0.9
Other                 2       10,195,710      0.8
--------------------------------------------------
TOTAL:              146    1,247,674,461    100.0
--------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------
                     NO. OF    AGGREGATE
                    MORTGAGE  CUT-OFF DATE  % OF
                      LOANS    BALANCE ($)  POOL
--------------------------------------------------
4.2220% - 5.0000%       4    45,603,914     3.7
5.0001% - 5.2500%       6    46,796,879     3.8
5.2501% - 5.5000%      20   249,046,189    20.0
5.5001% - 5.7500%      19   211,736,526    17.0
5.7501% - 6.0000%      34   287,465,668    23.0
6.0001% - 6.2500%      25   245,905,114    19.7
6.2501% - 6.5000%      17   145,455,000    11.7
6.5001% - 7.5600%       6    15,665,351     1.3
--------------------------------------------------
TOTAL:                131 1,247,674,641   100.0
--------------------------------------------------
Min: 4.2220     Max: 7.5600      Wtd Avg: 5.7749
--------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
------------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE  % OF
                   LOANS    BALANCE ($)  POOL
-----------------------------------------------
60                   6     119,498,447   9.6
61 - 84              9     146,076,687  11.7
85 - 120           105     867,192,993  69.5
121 - 240           11     114,906,514   9.2
----------------------------------------------
TOTAL:             131   1,247,674,641 100.0
----------------------------------------------
Min: 60        Max: 240        Wtd Avg: 116
----------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------
                  NO. OF    AGGREGATE
                 MORTGAGE  CUT-OFF DATE  % OF
                   LOANS    BALANCE ($)  POOL
--------------------------------------------------
52 - 60              6     119,498,447     9.6
61 - 84              9     146,076,687    11.7
85 - 120           105     867,192,993    69.5
121 - 238           11     114,906,514     9.2
--------------------------------------------------
TOTAL:             131   1,247,674,641   100.0
--------------------------------------------------
Min: 52        Max: 238         Wtd Avg: 113
--------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------
                     NO. OF    AGGREGATE
                    MORTGAGE  CUT-OFF DATE  % OF
                      LOANS    BALANCE ($)  POOL
--------------------------------------------------
30.1 - 40.0             5      9,219,979     0.7
40.1 - 45.0             3      8,611,279     0.7
45.1 - 50.0             1      8,083,719     0.6
50.1 - 55.0            17     189,097,683   15.2
55.1 - 60.0            12     112,676,635    9.0
60.1 - 65.0            15     102,649,378    8.2
65.1 - 70.0            14     204,400,976   16.4
70.1 - 75.0            36     313,844,031   25.2
75.1 - 80.4            28     299,090,961   24.0
---------------------------------------------------
TOTAL:                131   1,247,674,641  100.0
---------------------------------------------------
Min: 30.1       Max: 80.4       Wtd Avg: 67.2
---------------------------------------------------

 LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------
                     NO. OF    AGGREGATE
                    MORTGAGE  CUT-OFF DATE  % OF
                      LOANS    BALANCE ($)  POOL
--------------------------------------------------
 00.4 - 25.0         11        62,377,627   5.0
 25.1 - 30.0          1        17,371,400   1.4
 30.1 - 35.0          2         3,279,806   0.3
 35.1 - 40.0          5        46,571,053   3.7
 40.1 - 45.0         10        43,455,765   3.5
 45.1 - 50.0         13       107,813,872   8.6
 50.1 - 55.0         24       297,819,096  23.9
 55.1 - 60.0         17       141,897,815  11.4
 60.1 - 65.0         31       254,607,329  20.4
 65.1 - 70.0         11       221,708,622  17.8
 70.1 - 74.9          6        50,772,256   4.1
 -------------------------------------------------
 TOTAL:             131     1,247,674,641 100.0
 -------------------------------------------------
 Min: 0.4       Max: 74.9      Wtd Avg: 54.5
 -------------------------------------------------

 DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------
                     NO. OF    AGGREGATE
                    MORTGAGE  CUT-OFF DATE  % OF
                      LOANS    BALANCE ($)  POOL
---------------------------------------------------
 1.10 - 1.20            3      27,087,799    2.2
 1.21 - 1.30           14      97,674,233    7.8
 1.31 - 1.40           23     215,512,321   17.3
 1.41 - 1.50           23     259,962,920   20.8
 1.51 - 1.60           31     320,043,486   25.7
 1.61 - 1.70            9      38,072,200    3.1
 1.71 - 1.80            4      14,544,715    1.2
 1.81 - 1.90            6      70,718,638    5.7
 1.91 - 2.00            4      20,060,677    1.6
 2.01 - 2.10            3      13,477,669    1.1
 2.11 - 2.20            1       4,000,000    0.3
 2.21 - 2.30            2       6,260,177    0.5
 2.31 - 3.24            8     160,259,806   12.8
 --------------------------------------------------
 TOTAL:               131   1,247,674,641  100.0
 --------------------------------------------------
  Min: 1.10      Max: 3.24     Wtd Avg: 1.63
 --------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by that mortgage loan and those related non-pooled pari passu companion loans collectively. In the case of four mortgaged loans, each of which has a related non-pooled subordinate mortgage loan, all numerical information does not reflect that subordinate indebtedness.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

 IV.      LARGE LOAN DESCRIPTION

                         TEN LARGEST LOANS

--------------------------------------------------------------------------------------------------------------------------------

                                                                          CUT-OFF DATE   % OF      UNITS/    LOAN PER    U/W
  NO.             PROPERTY NAME           CITY      STATE  PROPERTY TYPE    BALANCE      POOL        SF       UNIT/SF    DSCR
--------------------------------------------------------------------------------------------------------------------------------

  1.  2941 Fairview Park Drive (1)    Falls Church   VA       Office       $74,000,000    5.9%    352,583     $209.88    1.51x
--------------------------------------------------------------------------------------------------------------------------------
  2.  The Summit Louisville           Louisville     KY       Retail       $54,795,000    4.4%    341,213     $160.59    1.90x
--------------------------------------------------------------------------------------------------------------------------------
  3.  Lincoln Square (2)              Washington     DC       Office       $49,936,265    4.0%    404,095     $395.44    1.31x
--------------------------------------------------------------------------------------------------------------------------------
  4.  Reisterstown Plaza              Baltimore      MD       Retail       $49,650,000    4.0%    791,661      $62.72    2.42x
--------------------------------------------------------------------------------------------------------------------------------
  5.  Sycamore Plaza (3)              Cincinnati     OH       Retail       $48,000,000    3.9%    349,678     $137.27    1.54x
--------------------------------------------------------------------------------------------------------------------------------
  6.  Gateway Center IV               Newark         NJ       Office       $42,339,177    3.4%    322,521     $131.28    1.48x
--------------------------------------------------------------------------------------------------------------------------------
  7.  World Apparel Center (4)(5)     New York       NY       Office       $37,230,000    3.0%   1,150,705    $190.32    2.42x
--------------------------------------------------------------------------------------------------------------------------------
  8.  Evergreen A Portfolio           Various        CA       Office       $33,062,202    2.7%    258,877     $127.71    1.59x
--------------------------------------------------------------------------------------------------------------------------------
  9.  Fullerton Metrocenter           Fullerton      CA       Retail       $28,050,000    2.3%    242,080     $115.87    2.58x
--------------------------------------------------------------------------------------------------------------------------------
 10.  Torrey Highlands Village Center San Diego      CA       Retail       $26,946,082    2.2%     89,986     $299.45    1.34x
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL/WEIGHTED AVERAGE                                       $444,008,725   35.6%                           1.78x
--------------------------------------------------------------------------------------------------------------------------------

------------------------------
         CUT-OFF      BALLOON
           DATE        ARD
  NO.      LTV         LTV
------------------------------

  1.      76.4%       66.5%
------------------------------
  2.      65.2%       65.2%
------------------------------
  3.      72.6%       53.5%
------------------------------
  4.      52.8%       52.8%
------------------------------
  5.      78.0%       68.6%
------------------------------
  6.      69.0%       58.6%
------------------------------
  7.      55.4%       49.7%
------------------------------
  8.      70.6%       64.1%
------------------------------
  9.      53.6%       53.6%
------------------------------
 10.      72.4%       60.9%
------------------------------
          67.5%       60.1%
------------------------------

(1)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 336-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(2)  The $49,936,265 loan represents a 31.3% pari passu portion of a
     $159,796,048 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

(3)  The loan is interest only for the initial 36 months of the loan term and thereafter is scheduled to amortize based upon a 336-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(4)  The loan is interest only for the initial 36 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(5)  The $37,230,000 loan represents a 17.0% pari passu portion of a
     $219,000,000 first mortgage loan. All Loan per Unit/SF, DSCR and LTV numbers presented in the table are based on the entire first mortgage loan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

        V.       SUMMARY OF SPLIT LOAN STRUCTURES

--------------------------------------------------------------------------------------------------------------------------------
      PROPERTY NAME         RELATED NOTES IN LOAN     WHETHER NOTE IS HELD        HOLDER OF NOTE         WHETHER NOTE IS LEAD
                           GROUP (ORIGINAL BALANCE)   BY SERIES 2004-PWR5                                  SERVICER FOR THE
                                                           TRUST FUND                                    ENTIRE LOAN GROUP (1)
--------------------------------------------------------------------------------------------------------------------------------

Lincoln Square             Senior A Notes (pari passu with each other)
                           ------------------------------------------------------------------------------------------------------
                                 $60,000,000                   No            BSCMSI Series 2004 - PWR4            Yes

                           ------------------------------------------------------------------------------------------------------
                                 $50,000,000                  Yes            BSCMSI Series 2004 - PWR5            No

                           ------------------------------------------------------------------------------------------------------
                               $50,000,000 (4)               No (4)                  BSCMI (4)                    No
                           ------------------------------------------------------------------------------------------------------
                           Subordinate B Note
                           ------------------------------------------------------------------------------------------------------
                                     None                     N/A                       N/A                       N/A
---------------------------------------------------------------------------------------------------------------------------------
                           Senior A Notes (pari passu with each other)
                           ------------------------------------------------------------------------------------------------------
World Apparel Center
                           ------------------------------------------------------------------------------------------------------
                                 $73,000,000                   No             JPMCC Series 2004 - LN2             Yes

                           ------------------------------------------------------------------------------------------------------
                                 $73,000,000                   No              Unrelated Third Party              No
                           ------------------------------------------------------------------------------------------------------
                                 $37,230,000                  Yes            BSCMSI Series 2004 - PWR5            No

                           ------------------------------------------------------------------------------------------------------
                                 $35,770,000                   No               MSC Series 2004-IQ8               No

                           ------------------------------------------------------------------------------------------------------
                           Subordinate B Note
                           ------------------------------------------------------------------------------------------------------
                                     None                      No                       N/A                       No
                           ------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
      PROPERTY NAME        CURRENT MASTER SERVICER       CURRENT SPECIAL
                            FOR HOLDER OF NOTE (2)   SERVICER FOR HOLDER OF
                                                            NOTE (3)
-----------------------------------------------------------------------------

Lincoln Square
                           --------------------------------------------------
                               Well Fargo Bank,       ARCap Servicing, Inc.
                             National Association
                           --------------------------------------------------
                               Well Fargo Bank,      Midland Loan Services,
                             National Association             Inc.
                           --------------------------------------------------
                                   N/A (4)                   N/A (4)
                           --------------------------------------------------

                           --------------------------------------------------
                                     N/A                       N/A
-----------------------------------------------------------------------------

                           --------------------------------------------------
World Apparel Center
                           --------------------------------------------------
                               GMAC Commercial        Lennar Partners, Inc.
                             Mortgage Corporation
                           --------------------------------------------------
                                   N/A (4)                   N/A (4)
                           --------------------------------------------------
                               Well Fargo Bank,      Midland Loan Services,
                             National Association             Inc.
                           --------------------------------------------------
                               Well Fargo Bank,      Midland Loan Services,
                             National Association             Inc.
                           --------------------------------------------------

                           --------------------------------------------------
                                      No                       No
-----------------------------------------------------------------------------

(1)  Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(2)  Indicates the identity of the master servicer for the holder of the relevant note, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3)  Indicates the identity of the special servicer for the holder of the relevant note, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  Not yet securitized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                   [PHOTO OF 2941 FAIRVIEW PARK DRIVE OMITTED]

                   [PHOTO OF 2941 FAIRVIEW PARK DRIVE OMITTED]

                   [PHOTO OF 2941 FAIRVIEW PARK DRIVE OMITTED]

                   [PHOTO OF 2941 FAIRVIEW PARK DRIVE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1 -- 2941 FAIRVIEW PARK DRIVE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $74,000,000

CUT-OFF DATE BALANCE:            $74,000,000

FIRST PAYMENT DATE:              8/1/2004

INTEREST RATE:                   6.04950%

AMORTIZATION TERM:               Yrs. 1-2: Interest Only
                                 Yrs. 3-10: 336 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   7/1/2014

EXPECTED MATURITY BALANCE:       $64,378,474

SPONSOR:                         Fairview Property Investments, L.L.C.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 49-payment lockout from date of origination,
                                 with U.S. Treasury defeasance for the following
                                 70 payments, and open to prepayment without
                                 premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:     $209.88

UP-FRONT RESERVES:               RE Taxes:        $53,835

                                 Insurance:       $9,038

                                 Replacement:     $4,407

                                 TI / LC:         $1,648,503

                                 Other: (1)       $1,600,362

ONGOING RESERVES:                RE Taxes:        $53,835 / month

                                 Insurance:       $9,038 / month

                                 Replacement:     $4,407 / month

LOCKBOX:                         Soft, Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Suburban

LOCATION:                        Falls Church, VA

YEAR BUILT/RENOVATED:            2000-2001 / 2004

PERCENT LEASED (AS OF):          87.3% (06/15/04)

NET RENTABLE AREA:               352,583

THE COLLATERAL:                  A 15-story trophy Class A office building with
                                 a five-story parking garage on a 13.78-acre
                                 site in the Falls Church area of Fairfax
                                 County, Virginia.

OWNERSHIP INTEREST:              Fee

                                                        LEASE
MAJOR TENANTS                     % NRA    RENT PSF   EXPIRATION
-------------                     -----    --------   ----------
General Dynamics                  39.5%     $31.51    11/30/2018
  Corporation
Howrey Simon Arnold &             14.8%     $26.50    12/31/2016
  White, LLP
EDS                                6.4%     $27.50    05/31/2010

PROPERTY MANAGEMENT:             Fairview Property Investments, L.L.C.

U/W NET CASH FLOW:               $6,869,525

APPRAISED VALUE (AS OF):         $96,800,000 (04/26/04)

CUT-OFF DATE LTV RATIO:          76.4%

LTV RATIO AT MATURITY:           66.5%

U/W DSCR: (2)                    1.51x
--------------------------------------------------------------------------------

(1)  There is a free rent escrow of $1,560,237 for the law firm Howrey Simon
     Arnold & White, LLP which has free rent until August 2005 and $40,125 for
     American Freedom Mortgage which has free rent until December 2004.

(2)  The DSCR is based on the interest payments during the interest only period.
     The DSCR would be 1.25x, based on principal and interest payments commencing 08/01/2006 (after the interest only period).

THE 2941 FAIRVIEW PARK DRIVE LOAN.

     THE LOAN. The largest loan (the "2941 Fairview Park Drive Loan") is a
$74,000,000 first mortgage loan secured by the borrower's fee simple interest in a 15-story trophy Class A office building with a five-story parking garage on a
13.78-acre site located in the Falls Church area of Fairfax County, Virginia.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

     THE BORROWER. The borrower, 2941 Fairview Park Drive, LLC, owns no material assets other than 2941 Fairview Park Drive and related interests. The borrower is a single purpose entity whose managing member has two independent directors.
A non-consolidation opinion was delivered at closing. Fairview Property
Investments, L.L.C. , the property manager, and managing member of the borrowing entity, was formed in 1997 and is headed by a high net worth individual with a net worth in excess of $50,000,000. The borrower has owned the property since
1997. In 1998, the principal behind the borrowing entity purchased the remaining developable land at Fairview Park for approximately $37.5 million cash.

     THE PROPERTY. 2941 Fairview Park Drive is a 352,583 sq.ft., 15-story Class
A building along with a five-story parking garage in the Falls Church area of
Fairfax County, Virginia. The property was completed in 2001 and received various awards from both the design and construction industries. The property is part of Fairview Park, which when complete, will encompass over 3.6 million
sq.ft. of Class A office, residential, and retail space with waterfront dining and conference facilities. The property is located directly off of Fairview Park
Drive, in the northwest and southwest quadrants of the intersection of US Route
50 and the Capital Beltway (Interstate 495). There is an exit on I-495, for
Fairview Park, which leads directly into the office park.

     SIGNIFICANT TENANTS: As of June 15, 2004, the property was 87.3% leased by
13 tenants. Approximately 50% of the NRA, is leased to investment-grade rated tenants, including General Dynamics Corporation (A/A2/NR by S/M/F), Electronic
Data Systems (BBB-/Ba1/BBB- by S/M/F), and Sun Trust (A+/Aa3/AA- by S/M/F).

     General Dynamics Corporation (NYSE:GD, rated A/A2/NR by S/M/F) leases
139,109 sq.ft. (39.5% of the NRA) under leases for $31.51psf expiring in
November 2018 with two 5-year extension options. General Dynamics has businesses in aviation, mission-critical information systems and technologies, shipbuilding and marine systems, and land and amphibious combat systems. The company is a supplier of sophisticated defense systems to the United States and its allies.
It is headquartered at the mortgaged property, and employs approximately 69,400 people worldwide. General Dynamics currently has a market capitalization of over
$19.5 billion.

     Howrey Simon Arnold & White, LLP ("Howrey") leases 52,335 sq.ft. (14.8% of the NRA) under a lease for $26.50psf expiring in December 2016 with one 5-year extension option. Howrey is a law firm with over 500 attorneys and is headquartered in Washington, DC with branch offices in Houston, Texas; Chicago,
Illinois; Northern and Southern California; London and Brussels. The firm services broad areas of legal practice with principal emphasis on antitrust, global litigation and intellectual property. Howrey is the second most frequently mentioned law firm in the National Law Journal's 2001 "Who Defends
Corporate America" survey of the Fortune 250. Howrey is among the top ranked firms in IP Worldwide's survey of the largest and most influential intellectual property companies in the world. According to Howrey's year-end 2003 financials,
Howrey has over $40 million in working capital.

     Electronic Data Systems (NYSE: EDS, BBB-/Ba1/BBB- by S/M/F) leases 22,583
sq.ft. (6.4% of the NRA) under a lease for $27.50psf expiring in May 2010.
Electronic Data Systems Corporation ("EDS") is a provider of information technology and business process outsourcing services. EDS is a Fortune 100 company and supports Fortune 500 companies and governments in 60 countries. EDS employs more that 120,000 people and had 2003 revenues in excess of $20 billion.

     PROPERTY MANAGEMENT. The property is managed by Fairview Property
Investments, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE: None.

     RELEASE AND SUBSTITUTION OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

-------------------------------------------------------------------------------

                    [MAP OF 2941 FAIRVIEW PARK DRIVE OMITTED]

-------------------------------------------------------------------------------

This informaion has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                      [PHOTO OF SUMMIT LOUISVILLE OMITTED]

                      [PHOTO OF SUMMIT LOUISVILLE OMITTED]

                      [PHOTO OF SUMMIT LOUISVILLE OMITTED]

                      [PHOTO OF SUMMIT LOUISVILLE OMITTED]

--------------------------------------------------------------------------------

This informaion has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 -- SUMMIT LOUISVILLE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            WFB

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $54,795,000

CUT-OFF DATE BALANCE:            $54,795,000

FIRST PAYMENT DATE:              07/01/2004

INTEREST RATE:                   5.38000%

AMORTIZATION TERM:               Interest Only

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   06/01/2011

EXPECTED MATURITY BALANCE:       $54,795,000

SPONSORS:                        Prudential and PRISA III

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 24-payment lockout from the date of
                                 securitization, with U.S. Treasury Defeasance
                                 for the following 52 payments, and open to
                                 prepayment without premium thereafter until
                                 loan maturity.

CUT-OFF DATE BALANCE PER SF:     $160.59

UP-FRONT RESERVES:               None

ONGOING RESERVES: (1)            RE Taxes:     Springing

                                 Insurance:    Springing

                                 Replacement:  Springing

                                 TI / LC:      Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Louisville, KY

YEAR BUILT/RENOVATED:            2001 / NAP

PERCENT LEASED (AS OF):          95.8% (05/18/04)

NET RENTABLE AREA:               341,213

THE COLLATERAL:                  A recently constructed anchored retail center
                                 located in Louisville, Kentucky.

OWNERSHIP INTEREST:              Fee

                                                         LEASE
MAJOR TENANTS                    % NRA     RENT PSF    EXPIRATION
-------------                    -----     --------    ----------
Bed Bath & Beyond                 8.8%      $13.50     01/31/2012
Barnes & Noble                    7.3%      $16.00     02/29/2012
Old Navy                          7.3%      $14.00     10/31/2009

PROPERTY MANAGEMENT:             Bayer Properties, Inc.

U/W NET CASH FLOW:               $5,692,127

APPRAISED VALUE (AS OF):         $84,000,000 (04/26/04)

CUT-OFF DATE LTV RATIO:          65.2%

LTV RATIO AT MATURITY:           65.2%

U/W DSCR:                        1.90x
--------------------------------------------------------------------------------

(1) After an event of default under the mortgage loan documents, or if the debt service coverage ratio is less than 0.85x, the Summit Louisville borrower is required to make the following monthly deposits into the ongoing reserve accounts: (i) 1/12 of annual real estate taxes and insurance premiums; (ii)
    $32,000, or in place of the monthly deposit the Summit Louisville borrower may provide an evergreen letter of credit in the amount of $384,000, provided the letter of credit is increased by $384,000 on an annual basis less any disbursements, for tenant improvements, leasing commissions and related leasing expenses; and (iii) $4,265.17 for capital expenditures. The
    Summit Louisville borrower may cease making such monthly deposits if the event of default is cured, no longer exists or has been waived by the lender, as applicable, or if the debt service coverage ratio is equal to or greater than 0.85x for four (4) consecutive quarters.

THE SUMMIT LOUISVILLE LOAN.

     THE LOAN. The second largest loan (the "Summit Louisville Loan") is a
$54,795,000 first mortgage loan secured by the borrower's fee simple interest in a recently constructed anchored retail center located in Louisville, Kentucky.

     THE BORROWER. The borrower, Louisville Retail Company, L.L.C., owns no material assets other than the Summit Louisville and related interests. The borrower is a single purpose entity. A non-consolidation opinion was delivered at closing. As of December 2003, the sponsors, Prudential and PRISA III, have over 32 years of experience and manage a portfolio of over $21.8 billion on behalf of more than 400 institutional clients.

This informaion has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

     THE PROPERTY. The Summit Louisville is a recently constructed, 341,213 square foot, anchored retail center in Louisville, Kentucky. The collateral for the loan consists of the entire 40-acre parcel of land and its improvements consisting of nine single-story buildings built in November 2001 and over 1,900 surface parking spaces. The property is located in the Springhurst area at the northeast corner of Brownboro Road (KY 22) and Springdale Road, just west of
Interstate 265. The 2004 regional and local demographics estimated average household incomes of $76,736 and $75,097 and a population of 48,341 and 109,680 in the respective three- and five-mile radii.

     SIGNIFICANT TENANTS: As of May 18, 2004, the property was 95.8% leased.
Approximately 74.7% of the NRA is derived from nationally recognized retail tenants.

     Bed Bath & Beyond (NASDQ: BBBY; BBB/NR/NR by S/M/F) leases 30,116 sq.ft.
(8.8% of the NRA) under a lease for $13.50 psf expiring in January 2012. Founded in 1971, Bed Bath & Beyond, Inc. operates specialty department stores that feature moderately priced bed linens, bath accessories, kitchen textiles and other related housewares. As of February 28, 2004, Bed Bath & Beyond, Inc.
operated 575 Bed Bath &Beyond stores in 44 states and one territory, as well as
30 Harmon stores in three states and 24 Christmas Tree Shops stores in six states. During the fiscal year ended February 28, 2004, Bed Bath & Beyond, Inc.
had net income of $399.5 million, while net sales were $1.88 billion, an increase of 23% over 2002 sales of $1.5 billion.

     Barnes & Noble (NYSE: BKS; BB/Ba2/NR by S/M/F) leases 25,015 sq.ft. (7.3%
of the NRA) under a lease for $16.00 psf expiring in February 2012. Incorporated in 1993, Barnes & Noble Inc. is a national retailer of hardcover and paperback books, magazines and music. As of January 31, 2004, Barnes & Noble Inc. operated
842 stores in 49 states and the District of Columbia. Net sales for 2003 were
$1.63 billion, an increase of 15.1% over 2002 sales of $1.41 billion. Net income for 2003 was $151.85 million, an increase of 51.9% over 2002 net income of $99.9 million.

     Gap, Inc. (NYSE: GPS; BB+/Ba1/BB+ by S/M/F) leases 50,400 sq.ft. (14.8% of the NRA) under leases for Old Navy (25,000 sq.ft.; 7.3% of the NRA), The Gap
(17,400 sq.ft.; 5.1% of the NRA), and Banana Republic (8,000 sq.ft.; 2.3% of the
NRA). The Old Navy lease is at $14.00psf, the Gap lease is at $18.00psf, and the
Banana Republic lease is at $16.00psf. All three leases expire in October 2009.
Gap, Inc. is a global specialty retailer selling casual apparel and accessories.
Headquartered in San Francisco, California, Gap, Inc. operated 3,022 stores as of January 31, 2004. Net sales for 2003 were $5.97 billion, an increase of 21.5%
over 2002 sales of $4.91 billion. Net income for 2003 was $1.03 billion, an increase of 115.7% over 2002 net income of $477.5 million.

     PROPERTY MANAGEMENT. The property is managed by Bayer Properties, Inc.
("Bayer"), a third party management company headquartered in Birmingham, Alabama and founded in 1985. Bayer manages 21 similar retail properties located in
Alabama and Kentucky that account for its 4.0 million square foot portfolio.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

This informaion has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                       [MAP OF SUMMIT LOUISVILLE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                            [PHOTO OF LINCOLN SQUARE]

                            [PHOTO OF LINCOLN SQUARE]

                            [PHOTO OF LINCOLN SQUARE]

                            [PHOTO OF LINCOLN SQUARE]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 -- LINCOLN SQUARE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE: (1)            $50,000,000

CUT-OFF DATE BALANCE: (1)        $49,936,265

FIRST PAYMENT DATE:              05/01/2004

INTEREST RATE:                   5.99700%

AMORTIZATION TERM:               Yrs. 1-30: 360 months (2)

ARD:                             Yes

ANTICIPATED REPAYMENT DATE:      04/01/2019

MATURITY DATE:                   04/01/2036

EXPECTED MATURITY BALANCE: (1)   $36,787,583

SPONSOR:                         Lawrence Ruben Company, Inc.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout period of 37 payments from origination,
                                 then defeasance with U.S. Government Securities
                                 followed by yield maintenance, or prepayment as
                                 described in footnote 3.

CUT-OFF DATE BALANCE PER SF:(1)  $395.44

UP-FRONT RESERVES:               RE Taxes:      $224,860

                                 Replacement:   $8,419

                                 TI / LC:       $2,276,167

ONGOING RESERVES:                RE Taxes:      $224,860 / month

                                 Replacement:   $8,419 / month

                                 TI / LC:       $33,667 / month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Office/Retail

LOCATION:                        Washington, DC

YEAR BUILT/RENOVATED:            2001 / NAP

PERCENT LEASED (AS OF):          98.1% (09/20/04)

NET RENTABLE AREA:               404,095

THE COLLATERAL:                  A Class A office building with ground floor
                                 retail, located in the East End of the
                                 Washington, DC Central Business District.

OWNERSHIP INTEREST:              Fee
                                                        LEASE
MAJOR TENANTS                    % NRA     RENT PSF   EXPIRATION
-------------                    -----     --------   ----------
Latham & Watkins                 45.3%      $46.56    01/2011 &
                                                       01/2016
GSA                              11.9%      $45.31    07/24/2011
Landmark Theatre                 9.9%       $10.00    01/01/2019

PROPERTY MANAGEMENT:             Lincoln Square Management, L.L.C.

U/W NET CASH FLOW:               $15,486,121

APPRAISED VALUE (AS OF):         $220,000,000 (02/07/04)

CUT-OFF DATE LTV RATIO(1):       72.6%

LTV RATIO AT ARD: (1)            53.5%

U/W DSCR: (1)                    1.31x
--------------------------------------------------------------------------------
(1)  The $49,936,265 mortgage loan represents a 31.3% pari passu portion of a
     $159,796,048 first mortgage loan split into 3 pari passu notes. The two other notes (with an original loan amount of $60 and $50 million, respectively) are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total
     $159,796,048 financing.

(2)  See the amortization schedule located on Schedule A to the Prospectus
     Supplement.

(3)  Lockout for 3 years after the first payment date, then defeasance with U.S.
     government securities; provided that the Lincoln Square Loan may be prepaid in whole but not in part on and after the 175th payment date with the payment of a yield maintenance premium; provided further that if the date that is three years from the first payment date has occurred, but the date that is two years from the startup day within the meaning of Section
     860G(a)(9) of the Code for the REMIC Trust has not occurred, the debt may be prepaid in whole (but not in part) prior to the 175th payment date upon payment of an amount equal to the greater of (a) a yield maintenance premium and (b) one percent (1%) of the outstanding principal balance of the Lincoln Square Loan as of the Prepayment Date. The Lincoln Square Loan
     is freely prepayable on and after the anticipated repayment date.

THE LINCOLN SQUARE LOAN

     THE LOAN. The third largest loan (the "Lincoln Square Loan") is a
$50,000,000 pari passu note that is part of a $160,000,000 (original balance)
first mortgage loan, secured by the borrower's fee simple interest in the property known as Lincoln Square in Washington, DC. The $60,000,000 A1 portion was recently securitized in the BSCMSI 2004-PWR4 deal and the $50,000,000 A3 portion is not yet securitized. The Lincoln Square Loan will be serviced

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

pursuant to the pooling and servicing agreement for BSCMSI 2004-PWR4 by Wells
Fargo Bank, N.A. as master servicer and ARCap Servicing, Inc. as special servicer.

     THE BORROWER. The borrower, 555 11th Limited Partnership, owns no material assets other than Lincoln Square and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Lawrence Ruben
Company, Inc., has owned the land since 1993 and developed the property in 2001.
Lawrence Ruben Company, Inc. is an experienced sponsor with a portfolio of over seven million square feet of office space and 1,000 luxury residential apartments. The total portfolio has an estimated value in excess of $1 billion, with an estimated $250 million in equity.

     THE PROPERTY. Lincoln Square is a 404,095 sq.ft. property with 333,180
sq.ft. of office, 70,915 sq.ft. of ground floor retail and a 320-space underground parking garage. The property occupies a city block and is well located with the Metro Center, the hub of the Washington, DC mass transit system, beneath the property with four entrances within one block of the property. The property is also located three blocks from The Mall, five blocks from Federal Triangle, two blocks from the Justice Department and cattycorner to the J. Edgar Hoover FBI Building.

     SIGNIFICANT TENANTS. As of September 20, 2004, the property was 98.1%
leased by over 10 tenants of which, approximately 18% of the NRA is leased to investment-grade rated tenants.

     Latham & Watkins leases 182,974 sq.ft. (45.3% of the NRA) under leases for
$46.56psf expiring in January 2011 and January 2016 with one and two 5-year extension options, respectively. Latham & Watkins, a large law firm, was founded in Los Angeles in 1934 by Dana Latham and Paul Watkins. The firm has grown to more than 1,500 lawyers worldwide. Latham & Watkins currently operates from 21 locations throughout the US, Europe, and Asia, with headquarters in Los Angeles and offices in Washington, DC, New York, Boston, Chicago, San Francisco, and
five other domestic locations. Offices outside the US include London, Moscow,
Frankfurt, Paris, and Tokyo.

     General Services Administration ("GSA"; implied rating of AAA) leases
47,991 sq.ft. (11.9% of the NRA) under a lease for $45.31psf expiring in July
2011. The GSA space is occupied by the Federal Bureau of Investigation ("FBI")
and Federal Law Enforcement Training Center ("FLETC"). The FBI is the
investigative arm of the US Department of Justice. The FLETC, a bureau of the
Department of Homeland Security, is the nation's lead organization for interagency training of Federal law enforcement personnel. Basic and advanced training is provided at the FLETC for personnel from over 70 federal agencies.
Over 40,000 students train at the various FLETC sites annually from all 50 states and from the U.S. Territories. These leases are not subject to annual appropriations risk.

     Landmark Theatre leases 40,000 sq.ft. (9.9% of the NRA) under a lease for
$10.00psf expiring in January 2019. The Landmark Theatre is a newly constructed
8-screen movie theater with stadium seating and Dolby Digital Surround sound.
Founded in 1974, Landmark Theatres now operates 57 theaters with 204 screens in
14 states and the District of Columbia. The theater has a coffee bar, a small bistro dining area and multiple auditoriums.

     PROPERTY MANAGEMENT. Lincoln Square Management, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower may incur additional subordinated, unsecured debt of up to $8 million from affiliates subject to delivery of an intercreditor and subordination agreement.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                        [MAP OF LINCOLN SQUARE OMITTED]

                        [MAP OF LINCOLN SQUARE OMITTED]

--------------------------------------------------------------------------------
This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

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                      [PHOTO OF REISTERSTOWN PLAZA OMITTED]

                      [PHOTO OF REISTERSTOWN PLAZA OMITTED]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 4 -- REISTERSTOWN PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $49,650,000

CUT-OFF DATE BALANCE:            $49,650,000

FIRST PAYMENT DATE:              10/01/2004

INTEREST RATE:                   5.30000%

AMORTIZATION TERM:               Interest Only

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   09/01/2009

EXPECTED MATURITY BALANCE:       $49,650,000

SPONSOR:                         Inland Western Retail Real
                                 Estate Trust, Inc.

INTEREST CALCULATION:            30/360

CALL PROTECTION:                 35-payment lockout from date of origination,
                                 subject to prepayment with a premium equal to
                                 the greater of 1% and yield maintenance for the
                                 following 23 payments and open to prepayment
                                 without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:     $62.72

UP-FRONT RESERVES:               Other: (1)        $2,503,400

ONGOING RESERVES: (2)            RE Taxes:         Springing

                                 Insurance:        Springing

                                 Replacements:     Springing

                                 Deferred
                                 Maintenance:       Springing

LOCKBOX:                         Springing Hard (3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING
(MOODY'S/FITCH/DBRS):            Baa3 / BBB- / BBB

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Baltimore, MD

YEAR BUILT/RENOVATED:            1961 / 2004

PERCENT LEASED (AS OF):          97.1% (07/17/04)

NET RENTABLE AREA:               791,661

THE COLLATERAL:                  An anchored retail power center located in
                                 Baltimore, Maryland.

OWNERSHIP INTEREST:              Fee

                                                         LEASE
MAJOR TENANT                     % NRA      RENT PSF   EXPIRATION
------------                     -----      --------   ----------
State of Maryland (4)            30.3%       $12.51    05/31/2011
Home Depot                       14.6%       $5.20     01/31/2033
National Wholesale               11.4%       $4.00     01/31/2011
  Liquidators

PROPERTY MANAGEMENT:             Inland Northwest Management Corporation

U/W NET CASH FLOW:               $6,373,818

APPRAISED VALUE (AS OF):         $94,000,000 (05/25/04)

CUT-OFF DATE LTV:                52.8%

LTV RATIO AT MATURITY:           52.8%

U/W DSCR:                        2.42x
--------------------------------------------------------------------------------

(1)  There are tenant holdbacks of 1) $253,400 for Modell's, and 2) $2,250,000 for Baltimore City Community College ("BCCC"), provided, however the BCCC holdback shall be reduced to $262,150 upon delivery of a fully-executed lease from BCCC (or an acceptable substitute tenant). The previously mentioned holdbacks will be released to the borrower once such tenants are in occupancy and paying rent.

(2)  Tax reserves spring if the borrower fails to provide evidence of payment.
     Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Replacement reserves spring if the property is not maintained to lender satisfaction. Deferred maintenance reserves spring if any required repairs are not completed within nine months of closing or if the borrower fails to provide evidence of property maintenance.

(3)  Lockbox is triggered upon the DSCR falling below 1.75x. Thereafter, if the
     DSCR falls below 1.25x, the borrower will only receive enough cash flow to cover the lender approved budgeted expenses while the remainder of the funds are required to remain in the lender controlled cash management account. Additionally, upon (a) an event of default under the loan documents, or (b) a bankruptcy of the borrower or the property manager, a hard lockbox is established with money swept daily into the cash management account controlled by lender.

(4)  The State of Maryland is occupied by among others, the Public Safety
     Department (128,385 sq.ft.), Baltimore City Community College (39,873
     sq.ft.), and the Department of Health and Mental Hygene (23,250 sq.ft.).
     The listed Rent PSF is the weighted average of all the leases and the listed lease expiration date is that of the Public Safety Department lease, the largest occupant of the State of Maryland space.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

THE REISTERSTOWN PLAZA LOAN.

     THE LOAN. The fourth largest loan (the "Reisterstown Plaza Loan") is a
$49,650,000 first mortgage loan, secured by the borrowers' fee simple interest in the property known as Reisterstown Plaza in Baltimore, Maryland.

     THE BORROWERS. The borrowers, Inland Reisterstown SPE I, L.L.C. and Inland
Reisterstown SPE II, L.L.C., own no material assets other than Reisterstown
Plaza and related interests. The borrowers are single purpose entities whose managing members each have an independent director. A non-consolidation opinion was delivered at closing. The sponsor, Inland Western Retail Real Estate Trust,
Inc. ("IWEST"), is a real estate investment trust, and was incorporated in
Maryland in March 2003 to acquire and manage retail centers, principally multi-tenant shopping centers. As of March 31, 2004, IWEST owned a portfolio of nineteen properties located in California, Connecticut, Georgia, Illinois,
Indiana, Maryland, North Carolina, Oklahoma, South Carolina, Texas, and Utah,
containing an aggregate of approximately 2,900,000 square feet of gross leasable area. As of March 31, 2004, IWEST had over $729 million in assets and almost
$421 million in equity.

     THE PROPERTY. Reisterstown Plaza is a 791,661 sq.ft. anchored retail power center in Baltimore, Maryland. Reisterstown Plaza is located on Reisterstown
Road, a heavily traveled northwest/southeast retail corridor. Within a 3-mile and 5-mile radius of the property, the 2003 population was 159,599 and 367,938, respectively, and the average household income was $57,926 and $61,480, respectively. The property was originally constructed in 1961 but was redeveloped and repositioned in 2004. Approximately $36 million was spent on the redevelopment and new tenants have signed leases on over 152,000 sq.ft. (over $2 million in annual rent) since the repositioning commenced. According to a Reis market report for the second quarter of 2004, the West/Southwest Baltimore submarket vacancy rate was 6.6% and average asking rents were $21psf.

     SIGNIFICANT TENANTS. As of July 17, 2004, the property was 97.1% leased by over 75 tenants. Approximately 49% of the total leaseable square feet and approximately 47% of gross potential rent at Reisterstown Plaza is from investment-grade tenants, including the State of Maryland (G.O. Bond Ratings of
AAA/Aaa/NR by S/M/F), Home Depot (AA/Aa3/AA by S/M/F), Marshalls (A/A3/NR by
S/M/F), and Bank of America (A+/Aa2/AA- by S/M/F).

     State of Maryland leases 239,664 sq.ft. (30.3% of the NRA) under various leases with a weighted average rent of $12.51psf expiring at various times from
2006 to 2013 with various extension options. Among others, the largest State of
Maryland tenants include, Public Safety Department (128,385 sq.ft.), Baltimore
City Community College (39,873 sq.ft.), and the Department of Health and Mental
Hygiene (23,250 sq.ft.).

     Home Depot (NYSE: HD; AA/Aa3/AA by S/M/F) leases 115,289 sq.ft. (14.6% of the NRA) under a lease for $5.20psf expiring in January 2033 with six 5-year extension options. Home Depot operates warehouse-style retail stores selling building materials, home improvement supplies and lawn & garden products. As of
February 1, 2004, the company operated 1,707 stores in the U.S., Canada and
Mexico. Home Depot's 2003 annual revenue and net income were $64.8 billion and
$4.3 billion, respectively. Home Depot has the option to purchase its space as described below.

     National Wholesale Liquidators leases 90,254 sq.ft. (11.4% of the NRA)
under a lease for $4.00psf expiring in January 2011 with six 5-year extension options. Founded in 1984, National Wholesale Liquidators is a retail chain that sells brand name household goods at discount prices. Their stores are primarily located in eight states on the East Coast and Washington, DC.

     PROPERTY MANAGEMENT. The property is managed by Inland Northwest Management
Corporation, an affiliate of the borrowers.

     ADDITIONAL INDEBTEDNESS.  Not allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. After the commencement of the 7th lease year (2/2010),
Home Depot has the option to purchase its leased premises for $6,500,000 and the proceeds will be held by the lender as additional collateral for the loan, and upon satisfaction of certain conditions the lender is required to release the
Home Depot space. In addition, the borrower may obtain the release of one or more non-income producing parcels that were not underwritten or given value in the appraisal subject to the satisfaction of certain conditions.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       24

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                       [MAP OF REISTERSTOWN PLAZA OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 5 -- SYCAMORE PLAZA
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $48,000,000

CUT-OFF DATE BALANCE:            $48,000,000

FIRST PAYMENT DATE:              09/01/2004

INTEREST RATE:                   5.43000%

AMORTIZATION TERM:               Yrs. 1-3: Interest Only
                                 Yrs. 4-10: 336 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   08/01/2014

EXPECTED MATURITY BALANCE:       $42,169,629

SPONSORS:                        Rubin Pachulski Properties, Richard Pachulski
                                 and Nathan Rubin

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 24-payment lockout from date of securitization,
                                 with U.S. Treasury defeasance for the following
                                 93 payments, and open to prepayment without
                                 premium thereafter on the maturity date.

CUT-OFF DATE BALANCE PER SF:     $137.27

UP-FRONT RESERVES:               RE Taxes:      $49,916

                                 Replacement:   $2,914

                                 TI / LC:       $12,500

ONGOING RESERVES:                RE Taxes:      $49,916 / month

                                 Insurance:     Springing

                                 Replacement:   $2,914 / month (1)

                                 TI / LC:       $12,500 / month

LOCKBOX:                         Soft, Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Cincinnati, OH

YEAR BUILT/RENOVATED:            1966 / 1994-1995

PERCENT LEASED (AS OF):          100% (05/01/04)

NET RENTABLE AREA:               349,678

THE COLLATERAL:                  An anchored retail center located in
                                 Cincinnati, Ohio.

OWNERSHIP INTEREST:              Fee

                                                         LEASE
MAJOR TENANTS                    % NRA     RENT PSF    EXPIRATION
-------------                    -----     --------    ----------
Lazarus Furniture                19.9%       $8.00     01/31/2010
  Gallery
Toys "R" Us                      13.2%       $9.90     01/31/2010
Dicks Clothing &                 11.9%      $12.50     12/31/2012
  Sporting

PROPERTY MANAGEMENT:             Rubin Pachulski Properties 36, LLC

U/W NET CASH FLOW:               $4,063,029

APPRAISED VALUE (AS OF):         $61,500,000 (Stabilized 10/01/04)

CUT-OFF DATE LTV RATIO:          78.0%

LTV RATIO AT MATURITY:           68.6%

U/W DSCR: (2)                    1.54x
--------------------------------------------------------------------------------

(1)  Capped at $450,000.

(2)  The DSCR is based on the interest payments during the interest only period.
     The DSCR would be 1.22x, based on principal and interest payments commencing 09/01/2007 (after the interest only period).

THE SYCAMORE PLAZA LOAN

     THE LOAN. The fifth largest loan (the "Sycamore Plaza Loan") is a
$48,000,000 first mortgage loan, secured by the borrower's fee simple interest in the property known as Sycamore Plaza in Cincinnati, Ohio.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

     THE BORROWER. The borrower, RPP Sycamore, LLC, owns no material assets other than Sycamore Plaza and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsors, Rubin
Pachulski Properties ("RPP"), Richard Pachulski and Nathan Rubin, are
experienced real estate owners and operators. Their current portfolio is comprised of more than 15 properties including several limited service hotel, retail, office, apartment, and parking facilities valued at over $300 million.
RPP is a repeat sponsor of a BSCMI borrower.

      THE PROPERTY. Sycamore Plaza is a 349,678 sq.ft. anchored retail center in
Cincinnati, OH. Sycamore Plaza is well located at the intersection of Kenwood
Road, Montgomery Road and Interstate 71 in a desirable retail location opposite the 1.08 million sq.ft. Kenwood Towne Centre, the strongest super-regional mall in Cincinnati, with in-line sales in excess of $450psf. Within a 3-mile and
5-mile radius of the property, the 2003 population was 65,508 and 172,520, respectively, and the average household income was $76,759 and $71,906, respectively. The property was originally constructed in 1966 as a fully enclosed mall and was reconfigured and totally renovated from 1994-1995 as a specialty shopping center with several popular big box anchors. According to a
Reis market report for the second quarter of 2004, the NE Hamilton/Blue Ash submarket vacancy rate was 8.2% and average asking rents were $15psf.
Approximately 76% of the NRA at the property is leased to tenants at below market rents as many of them have been at this location since the late 1980's and early 1990's.

     SIGNIFICANT TENANTS. As of May 1, 2004, the property was 100% leased by over 18 tenants. Approximately 27% of the NRA and 21% of gross potential rent at
Sycamore Plaza is from investment grade tenants, including the Lazarus Furniture
Gallery (parent company is Federated Department Stores, NYSE: FD; BBB+/Baa1/BBB+
by S/M/F), Staples (BBB-/Baa2/BBB by S/M/F), Macaroni Grill (parent company is
Brinker International, NYSE: EAT BBB/Baa2/BBB+ by S/M/F), and Fifth Third Bank
(AA-/NR/AA- by S/M/F). Average sales for the tenants that reported sales for
2003 were $274psf with an occupancy cost of 7.9%.

     Lazarus Furniture Gallery leases 69,491 sq.ft. (19.9% of the NRA) under a lease for $8.00psf expiring in January 2010 with one 5-year extension option.
Federated Department Stores (NYSE: FD; BBB+/Baa1/BBB+ by S/M/F) is the parent company of Lazarus Furniture Gallery. Lazarus Furniture reported 2003 sales of
$278psf and an occupancy cost of 4.6% at the mortgaged property.

     Toys "R" Us leases 46,000 sq.ft. (13.2% of the NRA) under a lease for
$9.90psf expiring in January 2010 with four 5-year extension options. Toys R Us,
Inc. is a specialty retailer of toys, baby products and children's apparel. As of January 31, 2004, the company operated 1,501 stores worldwide. Toys "R" Us'
2003 annual revenue and net income were $11.6 billion and $88 million, respectively. Toys "R" Us reported 2003 sales of $236psf and an occupancy cost of 6.5% at the mortgaged property.

     Dicks Clothing & Sporting leases 41,684 sq.ft. (11.9% of the NRA) under a lease for $12.50psf expiring in December 2012 with four 5-year extension options. Dick's Clothing & Sporting is a full-line sporting goods retailer offering a broad assortment of brand name sporting goods equipment, apparel and footwear in a specialty store environment. As of July 2004, the company operated approximately 221 stores in 32 states throughout the Eastern half of the United
States. Dicks reported 2003 sales of $214psf and an occupancy cost of 9.7% at the mortgaged property.

     PROPERTY MANAGEMENT. The property is managed by Rubin Pachulski Properties
36, LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. A $4 million mezzanine loan is held by Rubicon, subject to an intercreditor agreement. The mezzanine loan has an interest rate of 12% and has the same scheduled maturity date as the first mortgage. No future debt is permitted.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       28

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                         [MAP OF SYCAMORE PLAZA OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                      [PHOTO OF GATEWAY CENTER IV OMITTED]

                      [PHOTO OF GATEWAY CENTER IV OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 6 -- GATEWAY CENTER IV
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            PMCF

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $42,500,000

CUT-OFF DATE BALANCE:            $42,399,177

FIRST PAYMENT DATE:              07/01/2004

INTEREST RATE:                   5.87000%

AMORTIZATION TERM:               360 months

ARD:                             Yes

ANTICIPATED REPAYMENT DATE:      06/01/2014

MATURITY DATE:                   06/01/2034

EXPECTED MATURITY BALANCE:       $35,970,821

SPONSOR:                         Trust Under The Will of Robert S. Olnick

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 25-payment lockout from date of securitization,
                                 with U.S. Treasury defeasance for the following
                                 87 payments, and open to prepayment without
                                 premium thereafter until the maturity date.

CUT-OFF DATE BALANCE PER SF:     $131.28

UP-FRONT RESERVES:               RE Taxes:      $197,056

ONGOING RESERVES:                RE Taxes:      $98,528 / month

                                 Insurance:     Springing (1)

                                 Replacement:   $5,375 / month

                                 TI / LC:       Springing (2)

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        Newark, NJ

YEAR BUILT/RENOVATED:            1987 / NAP

WA PERCENT LEASED (AS OF):       89.3% (09/15/04)

NET RENTABLE AREA:               322,521

THE COLLATERAL:                  A 15-story Class A office building within the
                                 Gateway Center Office Complex in the Newark,
                                 New Jersey Central Business District.

OWNERSHIP INTEREST:              Fee

                                                       LEASE
MAJOR TENANTS                    % NRA    RENT PSF   EXPIRATION
-------------                    -----    --------   ----------
McCarter & English LLP           45.7%     $30.89    02/29/2008
Prudential Insurance             43.6%     $20.81    12/31/2014
  Co.(3)

PROPERTY MANAGEMENT:            Hampton Management Co. LLC

U/W NET CASH FLOW:              $4,453,282

APPRAISED VALUE (AS OF):        $61,400,000 (03/26/04)

CUT-OFF DATE LTV RATIO:         69.0%

LTV RATIO AT ARD:               58.6%

U/W DSCR:                       1.48x
--------------------------------------------------------------------------------
(1)  Insurance reserves spring upon the occurrence of an event of default under the loan documents, if the borrower fails to provide evidence of payment, or if the borrower fails to maintain the current blanket policy.

(2)  If Prudential and/or McCarter & English fails to renew all or a portion of its lease or does not give notice of renewal nine months prior to the related lease expiration date, then, the borrower is required to establish a reserve in connection with re-leasing the vacated space in an amount equal to $10psf of the space to be vacated by the applicable tenant. In addition, approximately four months later, if the space has not been re-leased, the borrower must deposit an additional amount equal $10psf
     (total of $20psf) for the total vacated space. In both cases, in lieu of depositing cash, the borrower may post a letter of credit. Failure to make the cash deposit or post the letter of credit(s) will trigger the lockbox to sweep excess cash flow at the property.

(3)  Prudential leases a total of 140,670 sq.ft. which includes 2,418 sq.ft. of basement storage space. The 5th floor (21,978 sq.ft.) has been subleased to
     Tompkins, McGuire, Wachenfeld & Barry (expiring December 30, 2014). The 6th and 9th floors (21,978 sq.ft. each) have been subleased to McCarter &
     English (expiring February 29, 2008).

THE GATEWAY CENTER IV LOAN.

     THE LOAN. The sixth largest loan (the "Gateway Center IV Loan") is a
$42,500,000 first mortgage loan that is secured by the borrower's fee simple interest in the property known as Gateway Center IV in Newark, New Jersey.

     THE BORROWER. The borrower, Gateway IV LLC, is a single purpose entity which owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at closing. The borrower is ultimately controlled by the Olnick Organization, Inc. ("Olnick"). Olnick is a
privately held New York-based corporation that has been

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

actively involved in the construction, ownership, management, and financing of real estate projects for more than 50 years. Olnick's current commercial holdings include approximately 100,000 sq.ft. of retail space, 1 million sq.ft.
of office space, a 3,000 space parking garage, and two hotels totaling approximately 625 rooms throughout New York, New Jersey and Ohio. In addition,
Olnick has a residential portfolio made up of approximately 5,450 apartment units throughout New York.

     THE PROPERTY. Gateway Center IV is a Class A office building located in downtown Newark, New Jersey, containing approximately 322,521 sq.ft.. It is the newest addition (1987) to the Gateway Center Complex, which is comprised of four interconnected office buildings totaling approximately 2.3 million sq.ft., a 250 room Hilton Hotel, and approximately 80,000 sq.ft. of retail space. According to the appraisal, the Gateway Center Complex has a central location and enclosed access to Newark's Penn Station (the major North-South rail hub of New Jersey
Transit and Amtrak). The tenants of Gateway Center IV have access to an adjacent parking garage, secured 24 hours a day, which offers them immediate and convenient access to their offices.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower date as of September 15, 2004, the property was approximately 89.3% leased.

     McCarter & English, LLP directly leases a total of approximately 147,232
sq.ft. (45.7% of the NRA) for $30.89psf expiring in February 2008. Additionally,
McCarter & English subleases approximately 21,978 sq.ft. on both the 6th and 9th floor from Prudential (expiring in February 2008), occupying a total of approximately 191,188 sq.ft. (59.3% of the NRA) in Gateway Center IV. McCarter &
English has two 5-year renewal options at $28.42psf with a nine month notice period. McCarter & English, formed in 1865, has over 280 attorneys and is the largest law firms in the State of New Jersey. Since 1865, the main office of
McCarter & English, LLP has been located in Newark.

     The Prudential Insurance Company of America ("Prudential") (NYSE: PRU;
A-/A3/A by S/M/F) leases approximately 140,670 sq.ft. (43.6% of the NRA) for
$21.81psf expiring December 2014. Prudential leases approximately 138,252 sq.ft.
on the 1st (partial), 3rd (partial), and the 5th through 9th floors, plus approximately 2,418 sq.ft. of basement storage space. The 6th and 9th floors have been subleased to McCarter & English, LLP ($22.05psf expiring February
2008). In addition, the 5th floor has been subleased to Tompkins, McGuire,
Wachenfeld & Barry, a law firm with approximately 60 attorneys ($24.00psf expiring December 2014). Prudential is one of the largest life insurance companies in the United States with approximately $470 billion in total assets under management. Headquartered in Newark, New Jersey, Prudential offers a variety of products within the financial services businesses, including life insurance, mutual funds, annuities, pension and retirement services, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services. Prudential's occupied space consists of Prudential's Talent Assessment Group on the 1st floor, Prudential
Capital Group on the 7th floor and Prudential Mortgage Capital Company on the
8th floor. Prudential has four 5-year renewal options at fair market value with a nine month notice period.

     PROPERTY MANAGEMENT.  The properties are managed by Hampton Management
Company, L.L.C., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The loan documents permit non-managing member interests in the borrower and ownership interests in its managing member to be pledged as security for a mezzanine loan. Conditions include, but are not limited to, the following: (i) the combined LTV of the proposed mezzanine loan together with the Gateway Center IV Loan must not exceed 80%; (ii) the combined
DSCR must be at least 1.25x; (iii) the mezzanine loan must be subject and subordinate to the Gateway Center IV loan; (iv) the mezzanine lender must enter into an acceptable intercreditor agreement with lender; and (v) the lender must receive rating agency confirmation that the incurrence of the mezzanine loan will not result in the qualification, withdrawal or downgrade of the series
2004-PWR5 certificates.

     GROUND LEASE.  None.

     RELEASE AND SUBSTITUTION OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       32

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                       [MAP OF GATEWAY CENTER IV OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                     [PHOTO OF WORLD APPAREL CENTER OMITTED]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 7 -- WORLD APPAREL CENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            WFB

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE: (1)            $37,230,000

CUT-OFF DATE BALANCE: (1)        $37,230,000

FIRST PAYMENT DATE:              08/07/2004

INTEREST RATE:                   5.50200%

AMORTIZATION TERM: (2)           Yrs. 1-3: Interest Only
                                 Yrs. 4-10: 360 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   07/07/2014

EXPECTED MATURITY BALANCE(1):    $33,373,526

SPONSORS:                        Trizec Properties, Inc. and The Swig Company

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout until the earlier of 06/18/2007 and 24
                                 months after the start-up date of the last
                                 REMIC that holds a World Apparel Center
                                 Companion Loan, with U.S. Treasury defeasance
                                 thereafter. Prepayable without premium from and
                                 after 04/07/2014.

CUT-OFF DATE BALANCE PER SF:     $190.32

UP-FRONT RESERVES:               None

ONGOING RESERVES: (3)            RE Taxes:      Springing

                                 Insurance:     Springing

                                 Replacement:   Springing

                                 TI / LC:       Springing
                                         (1)
LOCKBOX:                         Hard

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING
(MOODY'S/FITCH/DBRS):            A2 / AA- / A (high)

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1970 / 1998-1999 and 2001-2002

PERCENT LEASED (AS OF):          97.9% (05/01/04)

NET RENTABLE AREA:               1,150,705

THE COLLATERAL:                  A 40-story Class A office building located in
                                 New York, NY.

OWNERSHIP INTEREST:              Fee

                                                         LEASE
MAJOR TENANTS                    % NRA     RENT PSF    EXPIRATION
-------------                    -----     --------    ----------
Jones Apparel Group              22.2%      $38.63     04/30/2012
J.P. Morgan Chase & Co.           6.3%      $21.48     10/31/2009
Levi Strauss                      3.7%      $50.71     01/31/2012

PROPERTY MANAGEMENT:             Trizec Holdings, Inc.

U/W NET CASH FLOW:               $29,608,163

APPRAISED VALUE (AS OF):         $395,000,000 (05/01/04)

CUT-OFF DATE LTV RATIO:(1)       55.4%

LTV RATIO AT MATURITY:(1)        49.7%

U/W DSCR:(1)(4)                  2.42x
--------------------------------------------------------------------------------
(1)  The $37,230,000 pooled loan represents an approximately 17% pari passu portion of a $219,000,000 mortgage loan secured by the World Apparel Center
     Property. The Loan per SF, LTV, and DSCR numbers in this table are based on the total $219,000,000 mortgage loan. The reserves described in the footnotes below apply to the entire $219,000,000 financing.

(2)  The loan is interest only for the first 36 months of the loan term, with principal and interest payments commencing on August 7, 2007. The total
     $219,000,000 loan amortizes on a 30-year schedule after the initial 36 month interest only period.

(3)  Upon the occurrence of an event of default under the loan documents or if the actual net cash flow (as defined in the loan documents) from the World
     Apparel Center Property is less than $25,500,000 (a "Trigger Event"), the
     World Apparel Center borrower is required to make the following monthly deposits into the ongoing reserve accounts: (i) 1/12 of annual real estate taxes and insurance premiums; (ii) $10,775 for capital expenditures; and
     (iii) $119,865 for tenant improvements, leasing commissions and similar costs. The World Apparel Center borrower may cease making such monthly deposits if the event of default is cured, no longer exists or has been waived by the lender, as applicable, or if the Actual Net Cash Flow is equal to or greater than $25,500,000 for two consecutive quarters.

     Whether or not a Trigger Event has occurred and is continuing, commencing on April 7, 2011 and continuing for the next 12 succeeding monthly payment dates, the World Apparel Center borrower shall make a monthly deposit in an amount equal to the product of $20 times the rentable square footage of the space demised at such time under the Jones Apparel Group Lease divided by
     12, so long as Jones Apparel Group has not renewed its lease or entered into a new lease pursuant to the loan agreement on or before April 7, 2011;
     provided, however, the World Apparel Center borrower shall not be required to make such monthly deposits in the event that as of April 7, 2011, the
     Jones Apparel Group Lease demises less than 30,000 sq.ft. of space and the
     World Apparel Center borrower has relet the approximately 222,867 remaining
     sq.ft..

(4)  The DSCR is based on the interest payments during the interest only period.
     The DSCR would be 1.98x, based on principal and interest payments commencing August 7, 2007 (after the interest only period).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

THE WORLD APPAREL CENTER LOAN

     THE LOAN. The seventh largest loan (the "World Apparel Center Loan") as evidenced by the Promissory Note A-3 (the "World Apparel Center Note") is a
$37,230,000 first mortgage loan secured by the borrower's fee simple interest in a 1,150,705 sq.ft. office/showroom property known as the World Apparel Center located in New York, New York. The World Apparel Center Loan was originated on
June 18, 2004 by Morgan Stanley Mortgage Capital Inc. and two other banks. The
World Apparel Center Loan represents an approximately 17% pari passu portion of a $219,000,000 (original balance) total mortgage loan. The three other mortgage loans secured by the property are each pari passu in right of payment to the
World Apparel Center Loan (collectively, the "World Apparel Center Companion
Loans"). The World Apparel Center Companion Loans have original principal balances of $73,000,000, $73,000,000 and $35,770,000, respectively, and the same interest rate, maturity date and amortization term as the World Apparel Center
Loan. Only the World Apparel Center Loan is included in the trust. The World
Apparel Center Loan and the World Apparel Center Companion Loans are serviced pursuant to the JPMCC 2004-LN2 Pooling and Servicing Agreement and the master servicer thereunder will remit collections and establish and maintain reserves, if any, on the World Apparel Center Loan.

     THE BORROWER. The borrower is 1411 TrizecHahn-Swig, L.L.C., a Delaware limited liability company that is a single purpose entity which owns no material assets other than the mortgaged property and related interests. A non-consolidation opinion was delivered at closing. The sponsors are Trizec
Properties, Inc. (NYSE: TRZ) and The Swig Investment Company. Trizec Properties,
Inc. is a publicly traded office REIT that has ownership interests in and manages a portfolio of 62 U.S. office properties containing approximately
42,000,000 sq.ft.. The Swig Investment Company is a private real estate investment company with more than sixty years of operating history that owns more than 7,000,000 sq.ft. of office space, 650,000 sq.ft. of industrial space and 1,500 full-service hotel rooms.

     THE PROPERTY. The World Apparel Center is located in the Midtown Manhattan business district of New York, New York, at 1411 Broadway, occupying the full city block from Broadway to Seventh Avenue and West 39th to West 40th Streets.
The property was originally constructed in 1970 and was subsequently renovated from 1998-1999 and 2001- 2002, with improvements including elevator renovation and modernization, chiller plant retrofit and complete facade maintenance as well as new building management and lighting control systems. The property consists of a 1,150,705 sq.ft., 40-story Class A office/showroom building.
Amenities at the property include a two-story lobby, a 150-space garage, 24/7 building access and security, onsite bank and newsstand and specially designed showroom space for fashion-industry tenants. Average year-end occupancy since
1997 is 97.9%.

     SIGNIFICANT TENANTS. Based on a rent roll provided by the borrower dated
May 2004, the property is approximately 97.9% leased to various tenants.

     Jones Apparel Group (NYSE: JNY; BBB/Baa2/NR by S/M/F) leases approximately
254,987 sq.ft. of space (22.2% of total NRA) under a lease that expires April
30, 2012. Jones Apparel is a leading designer and marketer of branded apparel, footwear and accessories. The company has been operating for 30 years.

     J.P. Morgan Chase & Co. (NYSE: JPM; A+/A1/A+/A(low) by S/M/F/D) leases approximately 72,383 sq.ft. of space (6.3% of total NRA) under a lease that expires October 31, 2009. J.P. Morgan Chase & Co. is the second largest financial services firm in the U.S., which was formed in 2001 by the merger of
Chase Manhattan and J.P. Morgan. J.P. Morgan Chase bought Bank One, the sixth-largest bank in the U.S., on July 1, 2004.

     Levi Strauss leases approximately 43,004 sq.ft. of space (3.7% of total
NRA) under a lease that expires January 31, 2012. Levis Strauss is the number one maker of brand-name clothing, selling jeans and sportwear under the Levi's,
Dockers, and Slates names in more than 100 countries.

     PROPERTY MANAGEMENT. The property is managed by Trizec Holdings, Inc., an affiliate of Trizec Properties, Inc.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                      [MAP OF WORLD APPAREL CENTER OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                   [PHOTO OF OF EVERGREEN A PORTFOLIO OMITTED]

                   [PHOTO OF OF EVERGREEN A PORTFOLIO OMITTED]

                   [PHOTO OF OF EVERGREEN A PORTFOLIO OMITTED]

                   [PHOTO OF OF EVERGREEN A PORTFOLIO OMITTED]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 -- EVERGREEN A PORTFOLIO
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $33,344,614

CUT-OFF DATE BALANCE:            $33,062,202

FIRST PAYMENT DATE:              03/01/2004

INTEREST RATE:                   5.57000%

AMORTIZATION TERM:               357 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   11/01/2010

EXPECTED MATURITY BALANCE:       $30,006,207

SPONSORS:                        Bentley Forbes Group, Chad Wehba and Frederick
                                 Wehba, II, and GFW Trust

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 24-payment lockout from date of securitization,
                                 with U.S. Treasury defeasance for the following
                                 48 payments, and open to prepayment without
                                 premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:     $127.71

UP-FRONT RESERVES:               RE Taxes:      $115,110

                                 Insurance:     $3,892

                                 TI/LC:         $33,333

                                 Replacement:   $3,243

ONGOING RESERVES:                RE Taxes:      $41,280 / month

                                 Insurance:     $2,857 / month

                                 TI/LC: (1)     $33,333 / month

                                 Replacement:   $3,243 / month

LOCKBOX:                         Soft, Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Portfolio

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Suburban

LOCATION:                        Various, CA (See Summary Table)

YEAR BUILT/RENOVATED:            2001 - 2002 / NAP

OCCUPANCY (AS OF):               100.0% (07/01/04)

NET RENTABLE AREA:               258,879

THE COLLATERAL:                  Three single tenant office buildings located in
                                 the suburbs of Sacramento, California.

OWNERSHIP INTEREST:              Fee

MAJOR TENANTS                    % NRA    RENT PSF    EXPIRATION
-------------                    -----    --------    ----------
See Summary Table

PROPERTY MANAGEMENT:             Evergreen Management Company, LLC

U/W NET CASH FLOW:               $3,646,519

APPRAISED VALUE (AS OF):         $46,800,000 (08/18/03)

CUT-OFF DATE LTV RATIO:          70.6%

LTV RATIO AT MATURITY:           64.1%

U/W DSCR:                        1.59x
--------------------------------------------------------------------------------
(1) Capped at $1.3 million.

THE EVERGREEN A PORTFOLIO LOAN

     THE LOAN. The eighth largest loan (the "Evergreen A Portfolio Loan") is a
$33,344,614 first mortgage loan, secured by the borrower's fee simple interest in three office buildings located in suburban Sacramento, California.

     THE BORROWERS. The borrowers, AGR1, LLC, VERZ2, LLC and DELRC, LLC, are three single purpose entities with two independent directors each and each having no material assets other than the property and related interests.
Non-consolidation opinions were delivered at closing. The sponsors are the
Bentley Forbes Group, two brothers, Chad Wehba and Frederick Wehba, II and GFW
Trust. Bentley Forbes Group is a national privately held real estate investment firm with over $1 billion of completed transactions by its principals throughout the United States since 1993. Bentley Forbes Group is an owner and operator of single tenant retail, office and industrial properties leased to major corporations nationwide. Its current portfolio includes 36 properties totaling
5.5 million sq.ft. Chad Wehba and

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

Frederick Wehba, II report a combined net worth in excess of $27 million. The
GFW Trust, an entity controlled by and created for the benefit of the Wehba family, reports a net worth of $85 million.

     THE PROPERTIES. The three properties consist of 258,879 sq.ft. and are
100.0% occupied by national tenants such as Verizon Wireless (A+/NR/A by S/M/F),
Agilent Technologies, Inc. (BB/Ba2/NR by S/M/F), and Delta Dental. The portfolio is diversified by tenant and location. All three properties were constructed between 2001 and 2002, and are characterized by high quality build-out and attractive finishes. Approximately 40% of the portfolio's square footage is leased to investment grade tenants.

---------------------------------------------------------------------------------------------------------------------------------

                                            YEAR    SQUARE    APPRAISED                                      RENT     LEASE
      PROPERTY NAME          CITY    STATE  BUILT    FEET       VALUE       OCCUPANCY        TENANT           PSF    EXPIRATION
      -------------          ----    -----  -----    ----       -----       ---------        ------           ---    ----------

                           Rancho
3241 Kilgore Road          Cordova    CA     2002  102,289   $18,300,000      100.0%  Delta Dental           $18.12   02/28/2015
                           Rancho
10730 International Drive  Cordova    CA     2001   96,800   $17,600,000      100.0%  Verizon Wireless       $18.38   11/30/2008
                                                                                      Agilent
101 Creekside Ridge Court  Roseville  CA     2001   59,790   $10,900,000      100.0%  Technologies, Inc.     $20.87   12/31/2008
---------------------------------------------------------------------------------------------------------------------------------

     The 3241 Kilgore Road property consists of a single tenant office building containing 102,289 sq.ft. located in Rancho Cordova, California. The property was constructed in 2002 and is currently 100% occupied by Delta Dental. Delta
Dental is one of the nation's largest non-profit dental benefits company. As of
August 27, 2003, Delta Dental is comprised of 39 independent Delta Dental plans, operating in all 50 states, the District of Columbia and Puerto Rico. These member plans provide coverage to 42 million people, enrolled in 75,000 groups that are either administered locally or nationally through DeltaUSA.

     The 10730 International Drive property consists of one building containing
96,800 sq.ft. located in Rancho Cordova, California. The property was constructed in 2001 and is 100% occupied by Verizon Wireless (A+/NR/A by S/M/F).
A Fortune 20 company, Verizon Communications (NYSE: VZ) is one of the world's leading providers of communications services, with approximately $68 billion in annual revenues. Verizon companies are the largest providers of wireline and wireless communications in the United States based on the number of customers.
Verizon Communication has more than 200,000 employees, and Verizon Wireless is the largest national wireless provider with 37.5 million customers. Verizon has a termination option on 8/13/06 subject to 90 days notice and a fee of 3 months of rent, or approximately $450,000 ($4.60psf).

     The 101 Creekside Ridge Court property consists of a single tenant office building containing 59,790 sq.ft. located in Roseville, California. The property was constructed in 2001 and is 100% occupied by Agilent Technologies, Inc.
(BB/Ba2/NR by S/M/F). Agilent Technologies, Inc. (NYSE: A) delivers innovative technologies, solutions and services to a wide range of customers in communications, electronics, life sciences and chemical analysis. Agilent employs about 28,000 people and operates in over 30 countries. Agilent had a market capitalization of approximately $9.9 billion as of September 3, 2004.

     PROPERTY MANAGEMENT. The properties are managed by Evergreen Management
Company, LLC ("EMC"). EMC is a development and property management company established in 1983. Since then, EMC has developed in excess of 4.4 million
sq.ft. of office and retail space, and in addition it currently has 330,000
sq.ft. under construction. EMC currently manages 27 properties (41 buildings) in excess of 2.4 million sq.ft. with office buildings making up 89% of the square footage in the portfolio.

     ADDITIONAL INDEBTEDNESS. Each borrower's parent is a co-borrower with three other affiliated entities on $45,200,000 of mezzanine debt. The amount of mezzanine debt allocated to the equity interests of the borrowers owning the mortgaged properties is approximately $8,455,357. The mezzanine debt, which is allocated among the entities that own the mortgaged properties as well as six other properties that are not part of the collateral, is subject to an intercreditor agreement and is not secured by the mortgaged properties. The
Mezzanine Lender, Commercial

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

Net Lease Realty, Inc., may not exercise enforcement actions under the intercreditor agreement without confirmation from the rating agencies that such enforcement would not cause the downgrade of the ratings of the certificates.

     GROUND LEASE. None.

     RELEASE OF PARCELS. The borrower may obtain the release of an individual property (excluding 3241 Kilgore Road) upon satisfaction of certain criteria set forth in the loan documents, including but not limited to, defeasance of 125% of the property's allocated loan amount and DSCR and LTV tests.

     SUBSTITUTION. The borrower may substitute a property upon satisfaction of certain criteria set forth in the loan documents, including but not limited to, the payment of a 1% fee, DSCR and LTV tests and rating agency confirmation of no downgrade.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

        [MAP OF VARIOUS LOCATIONS IN CALIFORNIA - EVERGREEN A PORTFOLIO]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       43

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                    [PHOTO OF FULLERTON METROCENTER OMITTED]

                    [PHOTO OF FULLERTON METROCENTER OMITTED]

                    [PHOTO OF FULLERTON METROCENTER OMITTED]

                    [PHOTO OF FULLERTON METROCENTER OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 9 -- FULLERTON METROCENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            BSCMI

LOAN PURPOSE:                    Acquisition

ORIGINAL BALANCE:                $28,050,000

CUT-OFF DATE BALANCE:            $28,050,000

FIRST PAYMENT DATE:              09/01/2004

INTEREST RATE:                   5.09000%

AMORTIZATION TERM:               Interest Only

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   08/01/2009

EXPECTED MATURITY BALANCE:       $28,050,000

SPONSOR:                         Inland Western Retail Real Estate Trust, Inc.

INTEREST CALCULATION:            30/360

CALL PROTECTION:                 35-payment lockout from date of origination,
                                 subject to prepayment with a premium equal to
                                 the greater of 1% and yield maintenance for the
                                 following 23 payments and open to prepayment
                                 without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:     $115.87

UP-FRONT RESERVES:               Other: (1)         $695,000

ONGOING RESERVES: (2)            RE Taxes:          Springing

                                 Insurance:         Springing

                                 Replacement:       Springing

                                 Deferred
                                 Maintenance:       Springing

LOCKBOX:                         Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING
(MOODY'S/FITCH/DBRS):            Baa2 / BBB+ / BBB (high)

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Fullerton, CA

YEAR BUILT/RENOVATED:            1988 / 2002

PERCENT LEASED (AS OF):          96.4% (06/03/04)

NET RENTABLE AREA:               242,080

THE COLLATERAL:                  A 242,080 sq.ft. grocery anchored community
                                 power center in the City of Fullerton, Orange
                                 County, CA.

OWNERSHIP INTEREST:              Leasehold

                                                         LEASE
MAJOR TENANTS                    % NRA     RENT PSF    EXPIRATION
-------------                    -----     --------    ----------
Sportmart, Inc.                  18.0%      $9.95      2/28/2006
Henry's Marketplace              11.6%      $16.89     08/31/2019
Petsmart                         7.9%       $14.48     02/28/2019

PROPERTY MANAGEMENT:             Inland Pacific Management Corp.

U/W NET CASH FLOW:               $3,682,237

APPRAISED VALUE (AS OF):         $52,300,000 (05/28/04)

CUT-OFF DATE LTV RATIO:          53.6%

LTV RATIO AT MATURITY:           53.6%

U/W DSCR:                        2.58x
--------------------------------------------------------------------------------

(1)  Tenant holdback for Henry's Marketplace and Big Island BBQ.

(2)  Tax reserves spring if the borrower fails to provide evidence of payment.
     Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Replacement reserves spring if the property is not maintained to lender's satisfaction. Deferred maintenance reserves spring if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance

THE FULLERTON METROCENTER LOAN

     THE LOAN. The ninth largest loan (the "Fullerton Metrocenter Loan") is a
$28,050,000 first mortgage loan, secured by the borrower's leasehold interest in the property known as Fullerton Metrocenter in Fullerton, California.

     THE BORROWER. The borrower, Inland Western Fullerton Metrocenter, L.L.C., owns no material assets other than Fullerton Metrocenter and related interests.
The borrower is a single purpose entity whose managing member has one independent director. A non-consolidation opinion was delivered at closing. The sponsor, Inland Western Retail Real Estate Trust, Inc. ("IWEST"), is a real estate investment trust, and was incorporated in Maryland in March 2003 to acquire

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

and manage retail centers, principally multi-tenant shopping centers. As of
March 31, 2004, IWEST owned a portfolio of nineteen properties located in
California, Connecticut, Georgia, Illinois, Indiana, Maryland, North Carolina,
Oklahoma, South Carolina, Texas, and Utah, containing an aggregate of approximately 2,900,000 sq.ft. of gross leasable area. As of March 31, 2004,
IWEST had over $729 million in assets and almost $421 million in equity.

     THE PROPERTY. Fullerton Metrocenter is a 242,080 sq.ft. grocery-anchored community power center in Fullerton, Orange County, CA. Fullerton Metrocenter is
located at the intersection of Harbor Boulevard and Orangethorpe Avenue, primary north/south and east/west thoroughfares, respectively. It is within walking distance of several densely developed multifamily communities. Also, Fullerton
College is located one mile north of the center, and California State University
Fullerton located 2.5 miles to the northeast. Orange County is a wealthy, densely populated area. Between 2003 and 2008 the population in Orange County is expected to increase almost 8%, and the 2003 average household income was approximately $85,000. Compared to the six surrounding counties, Orange County has the highest median home price, and homes in the county have appreciated 23%
in value between 2003 and 2004.

     SIGNIFICANT TENANTS. As of June 3, 2004, the property was 96.4% leased by over 40 tenants. The center is shadow anchored by a 192,050 sq.ft. Target store
(A+/A2/A by S/M/F) and has several other investment grade and/or nationally recognized tenants. Target is not part of the collateral.

     Sportmart, Inc. leases 43,660 sq.ft. (18.0% of the NRA) under a lease for
$9.95psf expiring in February 2006 with one 2-year and two 5-year extension options. On August 4, 2003, The Sports Authority, Inc. and Gart Sports Company,
completed a merger that created the combined company, now known as The Sports
Authority, Inc. (NYSE: TSA). The Sports Authority, Inc. is headquartered in
Englewood, Colorado and operates approximately 385 stores in 45 states under The
Sports Authority, Gart Sports, Sportmart, and Oshman's names.

     Henry's Marketplace leases 28,092 sq.ft. (11.6% of the NRA) under a lease for $16.89psf expiring in August 2019 with three 5-year extension options. The parent company of Henry's, Wild Oats Markets, Inc. (NASDAQ: OATS), is one of the
largest natural foods supermarket chains in North America. As of March 1, 2004, the company operated 102 natural foods stores in 24 states and British Columbia under several names: Henry's Marketplace, Wild Oats Natural Marketplace, Sun
Harvest Farms, and Capers Community Market. Wild Oats Markets, Inc. employs about 8,300 people and has annual sales of approximately $1 billion.

     Petsmart (NASDAQ: PETM; BB-/Ba2/NR by S/M/F) leases 19,238 sq.ft. (7.9% of the NRA) under a lease for $14.48psf expiring in February 2019 with three 5-year extension options. Founded in 1987 in Phoenix, Arizona, PetsMart, Inc., is the
nation's leading retail supplier of products, services and solutions for the lifetime needs of pets. The company operates more than 660 pet superstores in the United States and Canada as well as a large pet supply catalog business, and a pet product website. PetsMart has annual sales of approximately $3 billion and a market capitalization of over $4.1 billion as of September 3, 2004.

     PROPERTY MANAGEMENT. The property is managed by Inland Pacific Management
Corp., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. The borrower's leasehold interest in the property exists by virtue of a ground lease and a ground sublease. The borrower delivered to lender estoppel certificates from the landlord and sub-landlord and an agreement from such parties affording Lender certain protections with respect to the ground lease and ground sublease.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                     [MAP OF FULLERTON METROCENTER OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------

                 [PHOTO TORREY HIGHLANDS VILLAGE CENTER OMITTED]

                 [PHOTO TORREY HIGHLANDS VILLAGE CENTER OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 10 -- TORREY HIGHLANDS VILLAGE CENTER
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            PMCF

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:                $27,000,000

CUT-OFF DATE BALANCE:            $26,946,082

FIRST PAYMENT DATE:              9/01/2004

INTEREST RATE:                   5.60000%

AMORTIZATION TERM:               360 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   08/01/2014

EXPECTED MATURITY BALANCE:       $22,667,513

SPONSOR:                         David S. Blatt

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 25-payment lockout from date of securitization,
                                 with U.S. Treasury defeasance for the following
                                 89 payments, and open to prepayment without
                                 premium thereafter until the maturity date

CUT-OFF DATE BALANCE PER SF:     $299.45

UP-FRONT RESERVES:               RE Taxes:       LOC (1)

                                 Insurance:      LOC (1)

ONGOING RESERVES:                RE Taxes:       Springing (1)

                                 Insurance:      Springing (1)

                                 Replacement:    Springing (2)

LOCKBOX:                         Springing Hard (3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                   NAP

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        San Diego, CA

YEAR BUILT/RENOVATED:            2004 / NAP

OCCUPANCY RATE (AS OF):          100% (07/02/04)

UNITS:                           89,986

THE COLLATERAL:                  A newly-constructed anchored retail center
                                 located in San Diego, CA

OWNERSHIP INTEREST:              Fee

                                                         LEASE
MAJOR TENANTS                    % NRA      RENT PSF   EXPIRATION
-------------                    -----      --------   ----------
Albertson's                      56.1%       $24.50    07/01/2024
Wells Fargo Bank                  5.3%       $40.20    06/27/2014
Golf, Etc.                        4.1%       $36.00    07/06/2009

PROPERTY MANAGEMENT:             DSB Properties, Inc.

U/W NET CASH FLOW:               $2,489,747

APPRAISED VALUE (AS OF):         $37,200,000 (04/07/04)

CUT-OFF DATE LTV RATIO:          72.4%

LTV RATIO AT MATURITY:           60.9%

U/W DSCR:                        1.34x
--------------------------------------------------------------------------------
(1)  In lieu of monthly deposits to a RE Tax and Insurance Reserve, the borrower delivered a letter of credit in the amount of $50,000. Real estate tax and insurance reserves spring if there is a continuing event of default under the loan documents or if the borrower fails to provide evidence of payment.

(2)  Replacement reserves, in an amount determined by lender, spring after the occurrence of an event of default under the loan documents, or upon lender's determination based on its annual inspection of the property that a replacement reserve be established.

(3)  The lockbox will be triggered (i) on May 10, 2005 if the borrower fails to complete the managing member substitution (described below under THE
     BORROWER), or (ii) upon an event of default under the loan documents, provided that, with respect to an event of default for non-payment of debt service, the borrower may cure such default without triggering the lockbox requirements up to two times during the term of the loan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

THE TORREY HIGHLANDS VILLAGE CENTER LOAN

     THE LOAN. The tenth largest loan (the "Torrey Highlands Village Center
Loan") is a $27,000,000 first mortgage loan secured by the borrower's fee simple interest in an anchored retail center located in San Diego, California.

     THE BORROWER. The borrower, Laguna Crown, LLC, owns no material assets other than the mortgaged property and related interests. The borrower, a single-purpose entity, is required pursuant to the loan documents, not later than May 10, 2005, to (i) transfer its management and control to a special purpose managing member whose sole asset is its interest in the borrower, and
(ii) deliver to lender a non-consolidation opinion (collectively, a "Managing
Member Substitution"). The borrower and the loan sponsor, David S. Blatt, are fully liable on a recourse basis for 20% of the outstanding indebtedness secured by the mortgage until such time as the borrower completes the Managing Member
Substitution.

      THE PROPERTY. Torrey Highlands Village Center is a newly constructed, approximately 89,986 square foot retail center, anchored by Albertson's, located in San Diego, California. The property is situated in the planned community of
Torrey Highlands in San Diego County, with frontage and visibility along both
SR-56 and Camino Del Sur.

     SIGNIFICANT TENANTS: Based on a rent roll provided by the borrower dated as of July 2, 2004, the property was 100% leased.

     Albertson's (NYSE: ABS; BBB/Baa2/BBB by S/M/F) leases approximately 50,511
sq.ft. (56.1% of the total NRA) under a lease expiring July 1, 2024 with seven
5-year extension options. Albertson's, based in Boise, Idaho, is a retailer of food and drug merchandise in the United States. Albertson's operates approximately 2,300 retail stores in 31 states under the Albertson's,
Jewel-Osco, Savon, ACME, OscoDrug and Shaw's names.

     Wells Fargo Bank (AA/Aaa/AA by S/M/F) leases approximately 4,784 sq.ft.
(5.3% of the total NRA) under a lease that expires June 27, 2014 with three
5-year extension options. Wells Fargo Bank is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance from more than 6,000 stores, the internet and other distribution channels across
North America and abroad.

     Golf, Etc. leases approximately 3,680 sq.ft. (4.1% of the total NRA) under a lease that expires July 6, 2009 with one 5-year extension option. Golf, Etc.
is a comprehensive golf retail shop with approximately 65 operating franchises within the United States.

     PROPERTY MANAGEMENT. The property is managed by DSB Properties, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS.  Not allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. The borrower has the right to obtain a release of the multifamily units located on top of the mixed-use building at the property, which building is intended to be a two-unit condominium (i.e., four residential units on the second floor being one condominium unit (the "Residential Condo
Unit") and the entire ground floor being a separate retail condominium unit).
The borrower intends to record a condominium plan, which will apply only to the mixed-use building. Subject to the borrower's satisfaction of the criteria set forth in the loan documents, including that the borrower has at least a 50%
interest in the management and voting control at the building, the lender has agreed to not unreasonably withhold its consent to a release or re-conveyance to the borrower of the Residential Condo Unit.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                          $1,147,860,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR5

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                [MAP OF TORREY HIGHLANDS VILLAGE CENTER OMITTED]

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This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Wells Fargo Brokerage Services, LLC and
Morgan Stanley & Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The
Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo
Brokerage Services, LLC and Morgan Stanley & Co. Incorporated (the
"Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.
This information should only be considered after reading the Statement Regarding
Assumptions as to Securities, Pricing Estimates, and Other Information (the
"Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52